UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12
SEMNUR PHARMACEUTICALS, INC.
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SEMNUR PHARMACEUTICALS, INC.

960 San Antonio Road

Palo Alto, CA 94303

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 9:00 a.m. Pacific Time on Thursday, June 25, 2026

Dear Stockholders of Semnur Pharmaceuticals, Inc.:

We cordially invite you to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Semnur Pharmaceuticals, Inc., a Delaware corporation (the “Company”, “Semnur”, “we”, “us” or “our”), which will be held virtually on Thursday, June 25, 2026, at 9:00 a.m. Pacific Time via live audio webcast on the Internet at www.virtualshareholdermeeting.com/SMNR2026 for the following purposes, as more fully described in the accompanying proxy statement for the Annual Meeting (the “Proxy Statement”):

1.	To elect Jay Chun, M.D., Ph.D., as a Class I director to serve until the 2029 annual meeting of stockholders and until his successor is duly elected and qualified;

2.	To ratify the appointment of Pipara & Co LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026;

3.	To approve the Semnur Pharmaceuticals, Inc. 2025 Equity Incentive Plan;

4.	To approve the Semnur Pharmaceuticals, Inc. 2025 Employee Stock Purchase Plan; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

In order to provide expanded access to our stockholders, our board of directors (our “Board”) has determined to hold a live audio webcast in lieu of an in-person meeting. You will be able to vote and submit your questions during the meeting at www.virtualshareholdermeeting.com/SMNR2026. The virtual-only approach also lowers costs and aligns with our broader sustainability goals. Although no physical in-person meeting will be held, we designed the format of the Annual Meeting to ensure that our stockholders of record who attend the Annual Meeting will be afforded similar rights and opportunities to participate as they would at an in-person meeting. As always, we encourage you to vote your shares prior to the Annual Meeting either by Internet or by proxy card to help make this meeting format as efficient as possible.

Our Board has fixed the close of business on April 28, 2026 as the record date for the Annual Meeting. Only stockholders of record on April 28, 2026 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the Proxy Statement.

We intend to mail the Proxy Statement, the accompanying proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 on or about May 4, 2026 to all stockholders of record entitled to vote at the Annual Meeting.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet or mail as soon as possible to ensure that your shares are represented. For additional instructions on voting by the Internet, please refer to your proxy card. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

We appreciate your continued support of Semnur.

By order of the Board of Directors,

/s/ Henry Ji, Ph.D.
Henry Ji, Ph.D.
Chief Executive Officer, President and Executive Chairperson
Palo Alto, CA
April 30, 2026

SEMNUR PHARMACEUTICALS, INC.

PROXY STATEMENT

FOR

2026 ANNUAL MEETING OF STOCKHOLDERS

PROCEDURAL MATTERS

This proxy statement (this “Proxy Statement”) and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (our “Board”) for use at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Semnur Pharmaceuticals, Inc., a Delaware corporation (the “Company”, “Semnur”, “we”, “us” or “our”), and any adjournments or postponements thereof. The Annual Meeting will be held virtually on Thursday, June 25, 2026, at 9:00 a.m. Pacific Time via live audio webcast. This Proxy Statement, the accompanying proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are first being mailed on or about May 4, 2026 to all stockholders of record entitled to vote at the Annual Meeting.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement, and references to our website address in this Proxy Statement are inactive textual references only.

What matters am I voting on?

You will be voting on:

•	the election of Jay Chun, M.D., Ph.D., as a Class I director to serve until the 2029 annual meeting of stockholders and until his successor is duly elected and qualified;

•	the ratification of the appointment of Pipara & Co LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026;

•	the approval of the Semnur Pharmaceuticals, Inc. 2025 Equity Incentive Plan;

•	the approval of the Semnur Pharmaceuticals, Inc. 2025 Employee Stock Purchase Plan; and

•	any other business as may properly come before the Annual Meeting.

How does the Board recommend I vote on these proposals?

Our Board recommends a vote:

•	“FOR” the election of Jay Chun, M.D., Ph.D. as a Class I director;

•	“FOR” the ratification of the appointment of Pipara & Co LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026;

•	“FOR” the approval of the Semnur Pharmaceuticals, Inc. 2025 Equity Incentive Plan; and

•	“FOR” the approval of the Semnur Pharmaceuticals, Inc. 2025 Employee Stock Purchase Plan.

What if another matter is properly brought before the Annual Meeting?

Our Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Who is entitled to vote?

Holders of our common stock, par value $0.0001 per share (“Common Stock”), and holders of our Series A preferred stock, par value $0.0001 per share (“Series A Preferred Stock”), as of the close of business on April 28, 2026, the record date for the Annual Meeting (the “Record Date”), may vote at the Annual Meeting. The holders of Series A Preferred Stock are entitled to vote, together with the holders of Common Stock and not separately as a class, on an as converted to Common Stock basis, on all matters on which the holders of shares of Common Stock have the right to vote. As of the Record Date, there were 230,209,142 shares of our Common Stock and 5,423,606 shares of Series A Preferred Stock outstanding. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of Common Stock is entitled to one vote on each proposal. The 5,423,606 shares of Series A Preferred Stock outstanding are entitled to a number of votes as determined by dividing the stated value (as determined under our Certificate of Designations, filed with the Delaware Secretary of State on September 22, 2025 (the “Certificate of Designations”)) by $10.00 and, as of the Record Date, such preferred stock is entitled to an aggregate of 5,423,606 votes. The shares of Common Stock and Series A Preferred Stock are the only shares of capital stock of the Company presently outstanding and entitled to vote at the Annual Meeting.

Registered Stockholders. If shares of our Common Stock and/or Series A Preferred Stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and these proxy materials have been provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card, vote live at the Annual Meeting, or vote by proxy via the Internet. Throughout this Proxy Statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our Common Stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and these proxy materials have been forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you should follow your broker’s procedures for obtaining a legal proxy to vote your shares of our Common Stock live at the Annual Meeting. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. Throughout this Proxy Statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How many votes are needed for approval of each proposal?

•

Proposal No. 1: The election of directors requires a plurality of the votes cast by the stockholders entitled to vote at such election to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “For” such nominees are elected as directors. As a result, only “For” votes will affect the outcome, and any shares abstained from voting “For” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “For” or “Withhold” on the nominee for election as a director.

•

Proposal No. 2: The ratification of the appointment of Pipara & Co LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026 requires the affirmative vote of the holders of a majority of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon to be approved. Stockholder abstentions will not have any effect on the outcome of this proposal, so long as a quorum exists. Broker non-votes will have no effect on the outcome of this proposal.

•

Proposal No. 3: The approval of the Semnur Pharmaceuticals, Inc. 2025 Equity Incentive Plan requires the affirmative vote of the holders of a majority of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon to be approved. Stockholder abstentions will not have any effect on the outcome of this proposal, so long as a quorum exists. Broker non-votes will have no effect on the outcome of this proposal.

•

Proposal No. 4: The approval of the Semnur Pharmaceuticals, Inc. 2025 Employee Stock Purchase Plan requires the affirmative vote of the holders of a majority of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon to be approved. Stockholder abstentions will not have any effect on the outcome of this proposal, so long as a quorum exists. Broker non-votes will have no effect on the outcome of this proposal.

What are the effects of abstentions, withheld votes and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares or withholds votes as to a particular proposal, or if a broker, bank or other nominee holding its customer’s shares of record causes abstentions or withheld votes to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions and withheld votes will be counted for purposes of determining the presence or absence of a quorum, but, under Delaware law (under which Semnur is incorporated), abstentions will not be counted as shares cast. Therefore, abstentions and withheld votes will have no impact on the outcome of Proposal No. 2, Proposal No. 3 and Proposal No. 4 as long as a quorum exists. Further, since the outcome of Proposal No. 1 will be determined by a plurality vote, abstentions and withheld votes will have no impact on the outcome of such proposal as long as a quorum exists.

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes present and entitled to vote or votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other nominee by the deadline provided in the materials you receive from your broker, bank or other nominee.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our bylaws (our “Bylaws”) and Delaware law. The presence by remote communication or by proxy, duly authorized, of the holders of record of a majority of the voting power of the issued and outstanding shares of our Common Stock and Series A Preferred Stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. On the Record Date, there were 230,209,142 shares of Common Stock and 5,423,606 shares of Series A Preferred Stock outstanding and entitled to vote.

Each share of Common Stock is entitled to one vote on each proposal. The 5,423,606 shares of Series A Preferred Stock outstanding are entitled to a number of votes on each proposal as determined by dividing the stated value (as determined under the Certificate of Designations) by $10.00 and, as of the Record Date, such preferred stock is entitled to an aggregate of 5,423,606 votes. Thus, the holders of shares of Common Stock and Series A Preferred Stock representing at least 117,816,375 votes (i.e., a majority of the voting power of the issued and outstanding shares of our Common Stock and Series A Preferred Stock entitled to vote at the Annual Meeting) must be present by remote communication or represented by proxy at the Annual Meeting to have a quorum. Abstentions, withheld votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

How do I vote?

If you are a stockholder of record, there are three ways to vote:

•

by Internet at www.virtualshareholdermeeting.com/SMNR2026, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on Wednesday, June 24, 2026 (have your proxy card in hand when you visit the website);

•	by completing and mailing your proxy card (if you received printed proxy materials); or

•	by Internet during the Annual Meeting. Instructions on how to attend and vote at the Annual Meeting are described at www.virtualshareholdermeeting.com/SMNR2026.

If you plan to attend the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.

If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee, as applicable, on how to vote your shares. Street name stockholders should generally be able to vote by returning a voting instruction form or on the Internet. However, the availability of Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you must obtain a legal proxy from your broker, bank or other nominee in order to vote your shares by remote communication in the Annual Meeting.

Can I change my vote or revoke my proxy?

Yes, if you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

•	entering a new vote by Internet;

•	completing and returning a later-dated proxy card;

•	notifying our Corporate Secretary, in writing, at Semnur Pharmaceuticals, Inc., 960 San Antonio Road, Palo Alto, CA 94303; or

•	attending and voting electronically at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to the Company unless:

•	required by law;

•	you expressly request disclosure on your proxy; or

•	there is a proxy contest.

Why isn’t the Annual Meeting being held in person?

In order to provide expanded access to our stockholders, our Board has determined to hold a live audio webcast in lieu of an in-person meeting. The virtual-only approach also lowers costs and aligns with our broader sustainability goals. Although no physical in-person meeting will be held, we designed the format of the Annual

Meeting to ensure that our stockholders of record who attend the Annual Meeting will be afforded similar rights and opportunities to participate as they would at an in-person meeting. You will be able to vote and submit your questions during the meeting at www.virtualshareholdermeeting.com/SMNR2026.

What do I need to do to attend the Annual Meeting online?

We will be hosting our Annual Meeting via live audio webcast only. If you are a stockholder as of the Record Date and wish to virtually attend the Annual Meeting, you will need the 16-digit control number, which is located on your proxy card (if you receive a printed copy of the proxy materials). Instructions on how to participate in the Annual Meeting are also posted online at www.virtualshareholdermeeting.com/SMNR2026. The webcast will start at 9:00 a.m. Pacific Time on Thursday, June 25, 2026. Stockholders may vote and ask questions while attending the Annual Meeting online.

Use of cameras and recording devices is prohibited while virtually attending the live audio webcast.

How can I get help if I have trouble checking in or listening to the Annual Meeting online?

If you encounter any difficulties accessing the virtual platform for the Annual Meeting during the check-in or the Annual Meeting, please call the technical support number that will be posted on the Virtual Shareholder Meeting log-in page.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. Henry Ji, Ph.D. and Stephen Ma have been designated as proxy holders by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

How are proxies solicited for the Annual Meeting?

Our Board is soliciting proxies for use at the Annual Meeting. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, mail, electronic transmission and/or facsimile transmission. We may also reimburse brokerage firms, banks and other nominees for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the proxy cards you receive to ensure that all of your shares are voted.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of our Common Stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions from you, your broker will have discretion to vote your shares on our sole “routine” matter, Proposal No. 2: the proposal to ratify the appointment of Pipara & Co LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. Your broker will not have discretion to vote on Proposal No. 1, Proposal No. 3 or Proposal No. 4, each of which is a “non-routine” matter, or any other proposals that are considered “non-routine” matters, absent directions from you.

Where can I find the voting results of the Annual Meeting?

We expect to announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of our proxy materials, such stockholder may contact us at:

Semnur Pharmaceuticals, Inc.

Attention: Investor Relations

960 San Antonio Road

Palo Alto, CA 94303

investorrelations@semnurpharma.com

(650) 422-7515

We encourage stockholders to contact us by telephone or e-mail instead of physical mail to help ensure timely receipt of any request for proxy materials.

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2027 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices not later than the close of business on January 4, 2027. Stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Semnur Pharmaceuticals, Inc.

Attention: Corporate Secretary

960 San Antonio Road

Palo Alto, CA 94303

Our Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our Bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in our notice of such annual meeting given by or at the direction of our Board, (ii) otherwise properly brought before such annual meeting by or at the direction of our Board or (iii) otherwise properly brought before such meeting by a stockholder of record at the time of such stockholder’s timely delivery of written notice to our Corporate Secretary, which notice must contain the information specified in our Bylaws, who is entitled to vote at such annual meeting and has complied with the notice procedures set forth in our Bylaws. To be timely for the 2027 annual meeting of stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

•	not earlier than the close of business on February 25, 2027; and

•	not later than the close of business on March 27, 2027.

In the event that we hold the 2027 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, then, for notice by the stockholder to be timely, it must be received by the Corporate Secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such annual meeting is first made.

In addition, pursuant to Rule 14a-19 of the Exchange Act (“Rule 14a-19”), notices of a solicitation of proxies in support of director nominees other than our own nominees must be postmarked or electronically submitted no later than April 26, 2027, and each nomination must comply with the SEC regulations under Rule 14a-19, which require, among other things, that such notice include a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors. If, however, the date of the 2027 annual meeting of stockholders is more than 30 days before or after June 25, 2027, then the Rule 14a-19 deadline shall be the later of 60 calendar days prior to the date of the 2027 annual meeting of stockholders or the 10th calendar day following the day on which we first make a public announcement of the date of our 2027 annual meeting of stockholders.

If a stockholder who has notified us of the stockholder’s intention to present a proposal at an annual meeting of stockholders does not appear to present the stockholder’s proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Nomination of Director Candidates

Stockholders may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board and should be directed to our Corporate Secretary at the address of our principal executive office set forth above. For additional information regarding stockholder recommendations for director candidates, see the section titled “Board of Directors and Corporate Governance - Stockholder Recommendations and Nominations to the Board of Directors.”

Our Bylaws also permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time periods described above under the section titled “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws

A copy of our Bylaws is available via the SEC’s website at http://www.sec.gov. You may also contact our Corporate Secretary at the address set forth above for a copy of the relevant provisions of our Bylaws regarding the requirements for making stockholder proposals and nominating director candidates.

Why do you discuss both Denali Capital Acquisition Corp. and Semnur Pharmaceuticals, Inc. in this Proxy Statement?

On September 22, 2025, the Company consummated the previously announced business combination (the “Business Combination”) pursuant to an agreement and plan of merger, dated as of August 30, 2024 (the “Initial Merger Agreement,” as amended by Amendment No. 1 to Agreement and Plan of Merger, dated April 16, 2025, “Amendment No. 1 to the Initial Merger Agreement” and Amendment No. 2 to Agreement and Plan of Merger, dated July 22, 2025, “Amendment No. 2 to the Initial Merger Agreement” and collectively, the “Merger Agreement”), by and among Denali Capital Acquisition Corp. (“Denali”), Denali Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Denali (“Merger Sub”), and the pre-Business Combination Semnur Pharmaceuticals, Inc. (now named Semnur, Inc.) (“Legacy Semnur”), a majority-owned subsidiary of Scilex Holding Company, a Delaware corporation (“Scilex”). Pursuant to the terms of the Merger Agreement, the Business Combination between Denali and Legacy Semnur was effected through the merger of Merger Sub with and into Legacy Semnur, with Legacy Semnur surviving as Denali’s wholly owned subsidiary. In connection with the Business Combination, Denali changed its name from Denali Capital Acquisition Corp. to Semnur Pharmaceuticals, Inc., and on September 23, 2025, our Common Stock and public warrants began trading on the OTCQB marketplace maintained by the OTC Markets Group, Inc. under the symbols “SMNR” and “SMNRW”, respectively.

All references to the “Company”, “Semnur”, “we”, “us”, “our”, and similar terms in this Proxy Statement refer to Semnur Pharmaceuticals, Inc., a Delaware corporation formerly known as Denali Capital Acquisition Corp., and its consolidated subsidiaries, including Semnur, Inc., formerly known as Semnur Pharmaceuticals, Inc.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business and affairs are managed under the direction of our Board. Our Board consists of five directors, all of whom, other than Henry Ji, Ph.D., qualify as “independent” under The Nasdaq Stock Market LLC (“Nasdaq”) listing rules and standards (the “Nasdaq Listing Rules”), including Rule 5605(a)(2) of the Nasdaq Listing Rules. Our Board is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose term is then expiring.

The following table sets forth the name, age as of April 17, 2026, and certain other information for each of the members of our Board with terms expiring at the Annual Meeting (who is also a nominee for election as a director at the Annual Meeting) and for each of the continuing members of our Board:

	Class	Age	Position(s)	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Directors with Terms Expiring at the Annual Meeting/Nominees
Jay Chun, M.D., Ph.D.(1)(2)(3)(4)(5)	I	62	Director	2025	2026	2029
Annu Navani, M.D.(6)	I	55	Director	2025	2026
Continuing Directors
Dorman Followwill (1)(2)(3)	II	62	Director	2025	2027
Yue Alexander Wu, Ph.D. (1)(2)(3)	II	62	Director	2025	2027
Henry Ji, Ph.D. (4)	III	61	Executive Chairperson, Chief Executive Officer, and President	2025	2028

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Corporate Governance Committee
(4)	Member of the Commercialization and Transaction Committee
(5)	A nominee for election as a director at the Annual Meeting
(6)	Dr. Navani’s service on the Board will cease at the Annual Meeting

Nominee for Director

Jay Chun, M.D., Ph.D. Dr. Chun has served as a member of the Board since the closing of the Business Combination. Dr. Chun has served as a member of the board of directors of Scilex since September 2023. Dr. Chun served as the Chief of Neurosurgery at Overlook Medical Center at Atlantic Health System from June 2015 to June 2023, and as Director of the Atlantic Health Spine Center at Overlook Medical Center from September 2022 to May 2024. Dr. Chun has served as a member of Scilex’s Scientific Advisory Board since August 2021 and previously served as a member of Celularity Inc.’s (Nasdaq: CELU) Scientific Advisory Board from September 2020 to January 2023. Dr. Chun completed his M.D. and Ph.D. at Columbia University College of Physicians and Surgeons. His neurosurgical residency was completed at the University of California at San Francisco, followed by specialization in the discipline of complex and minimally invasive spine surgery at Emory University in Atlanta, Georgia. Dr. Chun is board certified and specializes in complex and minimally invasive spine surgery as well as artificial discs. While a member of the Columbia University faculty from June 1995 to June 1997, Dr. Chun worked in the field of biotechnology. He has received many honors including Medical Research Fellowships from the NIH, working with the late Nobel Laureate Marshall Nirenberg. He received his Ph.D. with Richard Axel, a recipient of the 2004 Nobel Prize. In honor of his stem cell research, he received the NIH Individual National Research Service Award. We believe that Dr. Chun’s extensive scientific background and business experience qualify him to serve on the Board.

Continuing Directors

Dorman Followwill. Mr. Followwill has served as a member of the Board since the closing of the Business Combination. Mr. Followwill has served as a member of Scilex’s board of directors since November 2022. Prior to that, he served as a director of Scilex, Inc. from April 2022 to November 2022, as a director of Sorrento Therapeutics, Inc. (“Sorrento”) from October 2017 to April 2024 and as its lead independent director from August 2020 to April 2024. From 2016 to September 2020, Mr. Followwill was Senior Partner of Transformational Health at Frost & Sullivan, a business consulting firm involved in market research and analysis, growth strategy consulting and corporate training across multiple industries. Prior to that time, he served in various roles at Frost & Sullivan, including Partner on the Executive Committee managing the P&L of the business in Europe, Israel and Africa, and Partner overseeing the Healthcare and Life Sciences business in North America, since initially joining Frost & Sullivan to help found the Consulting practice in January 1988. Mr. Followwill has more than 30 years of organizational leadership and management consulting experience, having worked on hundreds of consulting projects across all major regions and across multiple industry sectors, each project focused around the strategic imperative of growth. He holds a B.A. from Stanford University in The Management of Organizations. We believe that Mr. Followwill’s extensive knowledge and understanding of the healthcare and life sciences industries qualify him to serve on the Board.

Yue Alexander Wu, Ph.D. Dr. Wu has served as a member of the Board since the closing of the Business Combination. Dr. Wu has served as a member of Scilex’s board of directors since September 2023. Dr. Wu is the co-founder and Chief Executive Officer of Cothera Bioscience, Inc., a translation medicine and precision therapeutics company developing cancer therapeutics for previously undruggable targets. He was previously President, Chief Executive Officer and Chief Strategy Officer of Crown Bioscience International, a leading global drug discovery and development solutions company, which he co-founded in 2006, until 2017. From 2004 to 2006, Dr. Wu was Chief Business Officer of Starvax International Inc. in Beijing, China, a biotechnology company focusing on oncology and infectious diseases. From 2001 to 2004, Dr. Wu was a venture capitalist with Burrill & Company where he was head of Asian Activities. Dr. Wu has served as a director of CASI Pharmaceuticals, Inc. (Nasdaq: CASI) since June 2013 and Sorrento from August 2016 to April 2024. Dr. Wu received his Ph.D. in Molecular Cell Biology and his M.B.A. from University of California at Berkeley. He earned an M.S. in Biochemistry from University of Illinois, Urbana-Champaign and his B.S. in Biochemistry from Fudan University in Shanghai, China. We believe that Dr. Wu’s scientific background and business experience in various roles in the life sciences industry qualify him to serve on the Board.

Henry Ji, Ph.D. Dr. Ji has served as our Chief Executive Officer and President since March 2026 and our Executive Chairperson and a member of the Board since the closing of the Business Combination. He has served as Legacy Semnur’s Treasurer and Secretary and a board member since its inception in 2013. Dr. Ji has served as Scilex’s Executive Chairperson and a board member since September 2023, as Scilex’s Chief Executive Officer and President since August 2025, and previously served as Scilex’s Executive Chairperson and board member from March 2019 to August 2023. He currently serves as the Chief Executive Officer of Vivasor Holding Company and Vivasor, Inc. Dr. Ji has served on the board of directors of Scilex Pharma since November 2016 and he served as the Chief Executive Officer of Scilex Pharma from November 2016 to March 2019. He co-founded and served as a director of Sorrento since January 2006, served as its Chief Scientific Officer from November 2008 to September 2012, as its Interim Chief Executive Officer from April 2011 to September 2012, as its Secretary from September 2009 to June 2011, as its Chief Executive Officer and President since September 2012 and as Chairman of its board of directors since August 2017. In 2002, Dr. Ji founded BioVintage, Inc., a research and development company focusing on innovative life sciences technology and product development, and has served as its President since 2002. From 2001 to 2002, Dr. Ji served as Vice President of CombiMatrix Corporation, a publicly-traded biotechnology company that develops proprietary technologies, including products and services in the areas of drug development, genetic analysis, molecular diagnostics and nanotechnology. During his tenure at CombiMatrix Corporation, Dr. Ji was responsible for strategic technology alliances with biopharmaceutical companies. From 1999 to 2001, Dr. Ji served as Director of Business Development, and in 2001 as Vice President of Stratagene Corporation (later acquired by Agilent Technologies,

Inc.) where he was responsible for novel technology and product licensing and development. In 1997, Dr. Ji co-founded Stratagene Genomics, Inc., a wholly owned subsidiary of Stratagene Corporation, and served as its President and Chief Executive Officer from its founding until 1999. Dr. Ji previously served as a director of Celularity Inc. (Nasdaq: CELU) from June 2017 to July 2021. Dr. Ji is the holder of several issued and pending patents in the life science research field and is the sole inventor of Sorrento’s intellectual property. Dr. Ji has a Ph.D. in Animal Physiology from the University of Minnesota and a B.S. in Biochemistry from Fudan University. Dr. Ji has demonstrated significant leadership skills as President and Chief Executive Officer of Stratagene Genomics, Inc. and Vice President of CombiMatrix Corporation and Stratagene Corporation and brings more than 20 years of biotechnology and biopharmaceutical experience to his position on the Board. We believe that Dr. Ji’s extensive knowledge of the industry in which we operate allows him to bring to the Board a broad understanding of the operational and strategic issues we face.

Family Relationships

There are no family relationships among any of the individuals who serve as our directors or executive officers.

Legal Proceedings

Sorrento Chapter 11 Cases

On February 13, 2023, Sorrento (former controlling stockholder of Scilex), together with its wholly owned direct subsidiary, Scintilla Pharmaceuticals, Inc., commenced voluntary proceedings under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas, jointly administered under the caption In re Sorrento Therapeutics, Inc., et al. (Case Number: 23-90085 (DRJ)). While Scilex was majority owned by Sorrento when the voluntary proceedings were commenced, Scilex was not and is not a debtor in Sorrento’s voluntary Chapter 11 filing. As of September 21, 2023, Sorrento no longer held a majority of the voting power of Scilex’s outstanding capital stock entitled to vote. At the time of the Chapter 11 filing, Dr. Ji was and continues to serve as Chairman of the board of directors, President and Chief Executive Officer of Sorrento; Jaisim Shah (our former Chief Executive Officer, President and director) was serving as a director of Sorrento and served as a director until November 2023; Dr. Wu was serving as a director of Sorrento and served as a director until April 2024; and Mr. Followwill was serving as a director of Sorrento and served as a director until April 2024.

Semnur does not expect that such proceedings will have a material effect.

Sorrento Equity Holders Litigation

On April 3, 2026, a complaint was filed in the United States District Court for the Southern District of California captioned Mevi et al. v. Ji et al., Case No. 3:26-cv-02113-DMS-DEB. The plaintiffs are former equity holders of Sorrento and have named as defendants, among others, Semnur, Dr. Ji, Mr. Followwill, Mr. Shah, Dr. Wu and Mr. Ma. The complaint alleges, among other things, wrongful conduct relating to Sorrento’s bankruptcy proceedings and subsequent transactions involving Sorrento’s assets, and asserts claims including aiding and abetting breach of fiduciary duty and violation of California Penal Code Section 496. The complaint seeks unspecified compensatory damages, treble damages, disgorgement, punitive damages, attorneys’ fees, costs, and other relief. Semnur intends to defend the action vigorously. At this time, Semnur cannot predict the outcome of this matter or reasonably estimate the possible loss or range of loss, if any.

Board Composition

Our business and affairs are managed under the direction of our Board, which currently consists of five members. Dr. Ji serves as Executive Chairperson of our Board. The primary responsibilities of our Board are to provide oversight, strategic guidance, counseling and direction to our management. Our Board meets on a regular basis and on an ad hoc basis as required.

In accordance with the terms of our restated certificate of incorporation (our “Certificate of Incorporation”) and our Bylaws, our Board is divided into three classes with staggered three-year terms, as follows:

•	The Class I directors are Jay Chun, M.D., Ph.D. and Annu Navani, M.D., and their term will expire at the Annual Meeting;

•	The Class II directors are Dorman Followwill and Yue Alexander Wu, Ph.D., and their term will expire at the annual meeting of stockholders to be held in 2027; and

•	The Class III director is Henry Ji, Ph.D., and his term will expire at the annual meeting of stockholders to be held in 2028.

At each annual meeting of stockholders, the successors to directors whose terms will expire will be elected to serve from the time of election and qualification until the third annual meeting following their election. The authorized number of directors that shall constitute the Board is determined exclusively by the Board; provided that, at any time Scilex, together with its affiliates, subsidiaries, successors and assigns (other than Semnur and its subsidiaries) (the “Scilex Group”) beneficially owns, in the aggregate, at least 50% in voting power of the then-outstanding shares of Semnur’s capital stock entitled to vote generally in the election of directors, the stockholders may also fix the number of directors by resolutions adopted by the stockholders. Any increase or decrease in the number of directors is apportioned among the three classes so that, as nearly equal as practicable, each class consists of one-third of the directors. No decrease in the number of directors constituting the Board shortens the term of any incumbent director. Semnur’s directors may be removed with or without cause by the affirmative vote of the holders of a majority of voting power of the then-outstanding shares of Semnur’s capital stock entitled to vote generally in the election of such directors; provided, however, that, from and after the time that the Scilex Group first ceases to beneficially own more than 50% in voting power of the then-outstanding shares of stock of Semnur entitled to vote generally in the election of directors (the “Scilex Trigger Event”), any such director or all such directors may be removed only for cause and only by the affirmative vote of the holders of at least 66 2/3% in voting power of all the then-outstanding shares of Semnur’s capital stock entitled to vote thereon, voting together as a single class.

Subject to applicable law and the Certificate of Incorporation and subject to the rights of the holders of any series of preferred stock of Semnur, any vacancy on the Board may be filled by the Board or the stockholders of Semnur; provided, however, that from and after the Scilex Trigger Event, any such vacancy shall be filled only by the Board and not by the stockholders of Semnur. Any director elected in accordance with the preceding sentence shall hold office until the annual meeting of stockholders for the election of directors of the class to which he or she has been appointed and until his or her successor has been duly elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, removal or disqualification.

Controlled Company Exemption

Scilex currently controls a majority of the voting power for the election of our directors. As a result, Semnur is a “controlled company” within the meaning of the Nasdaq Listing Rules.

Under the Nasdaq Listing Rules, a company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including, but not limited to, the requirements (i) that a majority of its board of directors consist of independent directors, (ii) that its board of directors have a Compensation Committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (iii) that director nominees must be selected or recommended for the board’s selection, either by independent directors constituting a majority of the board’s independent directors in a vote in which only independent directors participate, or a nominating and corporate governance committee comprised solely of independent directors with a written charter addressing the committee’s purpose and responsibilities. While Semnur does not presently rely on these exemptions, Semnur may opt to utilize these exemptions in the future as long as it remains a controlled company. Accordingly, Semnur stockholders may not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance requirements of Nasdaq. If Semnur ceases to be a “controlled company” and its shares of common stock are listed on Nasdaq, Semnur will be required to comply with these standards and, depending on the Board’s independence determination with respect to its then-current directors, Semnur may be required to add additional directors to the Board in order to achieve such compliance within the applicable transition periods.

Director Independence

Under the Nasdaq Listing Rules, a majority of the members of the Board must satisfy Nasdaq’s criteria for “independence.” As a “controlled company”, Semnur is largely exempted from such requirements. The Board currently has determined that each of the directors on the Board, other than Dr. Ji (as a result of his position as Semnur’s Chief Executive Officer and Executive Chairperson), qualify as independent directors, as defined by Rule 5605(a)(2) of the Nasdaq Listing Rules and the Board consists of a majority of “independent directors” as defined under the rules of the SEC and Nasdaq relating to director independence requirements. In addition, Semnur is subject to the rules of the SEC relating to the membership, qualifications and operations of the Audit Committee, as discussed below.

Role of Board in Risk Oversight Process

Risk assessment and oversight are an integral part of Semnur’s governance and management processes. The Board encourages management to promote a culture that incorporates risk management into its corporate strategy and day-to-day business operations. Management discusses strategic and operational (including cybersecurity) risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing Semnur. These risks are then reviewed with the board of directors of Scilex at regular board meetings as part of management presentations covering both Scilex and Semnur that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

The Board is responsible for overseeing the company’s overall risk management process. The responsibility for managing risk rests with executive management while the committees of the Board and the Board as a whole participate in the oversight process. The Board’s risk oversight process builds upon management’s risk assessment and mitigation processes, which include reviews of long-term strategic and operational planning, executive development and evaluation, regulatory and legal compliance and financial reporting and internal controls with respect to areas of potential material risk, including operations, finance, legal, regulatory, cybersecurity, strategic and reputational risk.

Board Leadership Structure

Our Bylaws provide our Board with the discretion to combine or separate the positions of Chief Executive Officer and Executive Chairperson of our Board. Our Board has determined in its judgment that our current leadership structure is effective and achieves the optimal governance model for us and for our stockholders by having a combined Chief Executive Officer and Executive Chairperson position at this time. However, our Board will continue to periodically review its leadership structure and may make such changes in the future as it deems appropriate.

Board Diversity

In evaluating a director candidate’s qualifications, our Board assesses whether a candidate possesses the integrity, judgment, knowledge, experience, skills and expertise that are likely to enhance our ability, as well as the ability of the committees of our Board, to manage and direct our affairs and business. Our Board may consider many factors, such as: personal and professional integrity, ethics and values, experience in corporate management, such as serving as an officer or former officer of a publicly held company, and experience as a board member or executive officer of another publicly held company. In addition, our Board may consider diversity in identifying potential director nominees, including diversity of expertise and experience in substantive matters pertaining to our business relative to other board members and diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience.

Board Meetings and Committees

During our fiscal year ended December 31, 2025, upon or following the Business Combination, our Board did not hold any meetings and acted by written consent six times.

Our corporate governance guidelines have a formal policy regarding attendance by members of our Board at annual meetings of stockholders that encourages, but does not require, our directors to attend. Those who do attend are expected to answer appropriate questions from stockholders. In 2025, prior to the Business Combination, Denali held an extraordinary general meeting. None of our current Board members were members of the Board prior to the Business Combination.

The standing committees of our Board are as follows: an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Our Board has adopted a charter for each of these committees, which complies with the applicable requirements of current Nasdaq Listing Rules. In addition, our Board has established a commercialization and transaction committee (the “C&T Committee”). Copies of the charters for the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are available on the investor relations portion of our website at www.semnurpharma.com. The composition and responsibilities of each of the committees of our Board are as set forth below. The reference to our website address does not constitute incorporation by reference of the information contained at or available or accessible through our website, and you should not consider it to be a part of this Proxy Statement. Members will serve on these committees until their resignation or removal or until otherwise determined by our Board. Our Board may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

Our Audit Committee consists of Dorman Followwill, Jay Chun, M.D., Ph.D. and Yue Alexander Wu, Ph.D., with Dorman Followwill serving as the chairperson of the committee. Each of the members of the Audit Committee satisfies the independence requirements under the applicable Nasdaq Listing Rules and SEC rules. Each member of the Audit Committee can read and understand fundamental financial statements under the applicable rules and regulations of the SEC and Nasdaq Listing Rules.

The responsibilities of the Audit Committee are included in a written charter. The Audit Committee assists our Board in fulfilling our Board’s oversight responsibilities with respect to our accounting and financial reporting processes, the systems of internal control over financial reporting and audits of financial statements and reports, the performance of our internal audit function, the quality and integrity of our financial statements and reports, the qualifications, independence and performance of our independent registered public accounting firm, and our compliance with legal and regulatory requirements. For this purpose, the Audit Committee performs several functions. The Audit Committee’s responsibilities include, among others:

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appointing, determining the compensation of, retaining, overseeing and evaluating our independent registered public accounting firm and any other registered public accounting firm engaged for the purpose of performing other review or attest services for us;

•	prior to commencement of the audit engagement, reviewing and discussing with the independent registered public accounting firm a written disclosure by the prospective independent registered public accounting firm of all relationships between us, or persons in financial oversight roles with us, and such independent registered public accounting firm or their affiliates;

•	determining and approving engagements of the independent registered public accounting firm, prior to commencement of the engagement, and the scope of and plans for the audit;

•	monitoring the rotation of partners of the independent registered public accounting firm on our audit engagement;

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reviewing with management and the independent registered public accounting firm any fraud that includes management or other employees who have a significant role in our internal control over financial reporting and any significant changes in internal controls;

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establishing and overseeing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	reviewing the results of management’s efforts to monitor compliance with our programs and policies designed to ensure compliance with laws and rules;

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overseeing our programs, policies, and procedures related to our information technology systems, information security risk management and information technology risk exposures, and the steps taken to monitor, mitigate and control such exposures and our plans to mitigate cybersecurity risks and to respond to data breaches; and

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reviewing and discussing with management and the independent registered public accounting firm the results of the annual audit and the independent registered public accounting firm’s assessment of the quality and acceptability of our accounting principles and practices and all other matters required to be communicated to the Audit Committee by the independent registered public accounting firm under generally accepted accounting standards, the results of the independent registered public accounting firm’s review of our quarterly financial information prior to public disclosure and our disclosures in our periodic reports filed with the SEC.

Dorman Followwill qualifies as an audit committee financial expert within the meaning of SEC regulations and each of Dorman Followwill, Jay Chun, M.D., Ph.D. and Yue Alexander Wu, Ph.D. meets the financial sophistication requirements under the Nasdaq Listing Rules. Our independent registered public accounting firm and our management periodically meet separately with the Audit Committee.

The Audit Committee reviews, discusses and assesses its own performance and composition at least annually. The Audit Committee also periodically reviews and assesses the adequacy of its charter, including its role and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.

The composition and functioning of the Audit Committee complies with all applicable requirements of the Sarbanes-Oxley Act and all applicable SEC rules and Nasdaq Listing Rules. We intend to comply with future requirements to the extent they become applicable to us.

During our fiscal year ended December 31, 2025, upon or following the Business Combination, the Audit Committee did not hold any meetings and acted by written consent once.

Compensation Committee

Our Compensation Committee consists of Yue Alexander Wu, Ph.D., Dorman Followwill and Jay Chun, M.D., Ph.D., with Yue Alexander Wu, Ph.D. serving as the chairperson of the committee. Each of the members of the Compensation Committee satisfies the independence requirements under the Nasdaq Listing Rules. Each of the members of the Compensation Committee is a non-employee director as defined in Rule 16b-3 promulgated under the Exchange Act and satisfies Nasdaq independence requirements. The Compensation Committee acts on behalf of our Board to fulfill our Board’s responsibilities in overseeing our compensation policies, plans and programs, and in reviewing and determining the compensation to be paid to our executive officers and non-employee directors. The responsibilities of the Compensation Committee are included in its written charter. The Compensation Committee’s responsibilities include, among others:

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reviewing, modifying and approving (or, if it deems appropriate, making recommendations to our Board regarding) our overall compensation strategy and policies, to assure that they promote stockholder interests and support our strategic and tactical objectives, and that they provide for appropriate rewards and incentives for our management and employees;

•

determining and approving (or, if it deems appropriate, recommending to our Board for determination and approval) the compensation and terms of employment of our Chief Executive Officer, including seeking to achieve an appropriate level of risk and reward in determining the long-term incentive component of the compensation of the Chief Executive Officer;

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determining and approving (or, if it deems appropriate, recommending to our Board for determination and approval) the compensation and terms of employment of our executive officers and other members of senior management;

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reviewing and approving (or, if it deems appropriate, making recommendations to our Board regarding) the terms of employment agreements, severance agreements, change-of-control protections and other compensatory arrangements for our executive officers and other members of senior management;

•	conducting periodic reviews of the base compensation levels of all of our employees generally;

•	reviewing and approving compensation programs, as well as the type and amount of compensation to be paid or awarded to non-employee directors;

•

reviewing and approving the adoption, amendment and termination of our stock option plans, stock appreciation rights plans, pension and profit sharing plans, incentive plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans, 401(k) plans, supplemental retirement plans and similar programs, if any, and the aggregate cash amounts and numbers of shares to be paid or reserved for issuance thereunder; and administering all such plans, establishing guidelines, interpreting plan documents, selecting participants, approving grants and awards and exercising such other power and authority as may be permitted or required under such plans;

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reviewing our incentive compensation arrangements to determine whether such arrangements encourage excessive risk-taking, reviewing and discussing at least annually the relationship between our risk management policies and practices and compensation and evaluating compensation policies and practices that could mitigate any such risk;

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reviewing human capital management strategies, programs and policies, including, but not limited to, those regarding recruitment, retention, career development, diversity, equity and inclusion, pay equity, workplace culture and employee engagement.

In addition, once we cease to be an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, as amended (the “JOBS Act”), the responsibilities of the Compensation Committee will also include:

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reviewing and discussing with appropriate executive officers of our Company compensation-related proposals to be considered at our annual meeting, including the Say on Pay Vote and the frequency of the Say on Pay Vote, and the results of any stockholder advisory votes and, based on such discussions, providing recommendations to the Board; and

•	reviewing and discussing with management our Compensation Discussion and Analysis, and recommending to our Board that the Compensation Discussion and Analysis be approved for inclusion in our annual reports on Form 10-K, registration statements, our annual meeting proxy statements and information statements.

Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees as appropriate. The Compensation Committee reviews, discusses and assesses its own performance and composition at least annually. The Compensation Committee also periodically reviews and assesses the adequacy of its charter, including its role and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.

Compensation Committee Processes and Procedures

The agenda for each meeting is usually developed by the chairperson of our Compensation Committee, in consultation with the Chief Executive Officer. Our Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by our Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer and the Executive Chairperson may not participate in, or be present during, any deliberations or determinations of our Compensation Committee regarding their compensation or individual performance objectives. The charter of our Compensation Committee grants our Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, our Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that our Compensation Committee considers necessary or appropriate in the performance of its duties. Our Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising our Compensation Committee. In particular, our Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, our Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to our Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

The composition and functioning of the Compensation Committee comply with all applicable requirements of the Sarbanes-Oxley Act and all applicable SEC rules and Nasdaq Listing Rules. We intend to comply with future requirements to the extent they become applicable to us.

During our fiscal year ended December 31, 2025, upon or following the Business Combination, the Compensation Committee did not hold any meetings and did not act by written consent.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Jay Chun, M.D., Ph.D., Dorman Followwill and Yue Alexander Wu, Ph.D., with Jay Chun, M.D., Ph.D. serving as the chairperson of the committee. Each of the members of the Nominating and Corporate Governance Committee satisfies the independence requirements under the Nasdaq Listing Rules. The responsibilities of the Nominating and Corporate Governance Committee are included in its written charter. The Nominating and Corporate Governance Committee acts on behalf of our Board to fulfill our Board’s responsibilities in overseeing all aspects of our nominating and corporate governance functions. The responsibilities of the Nominating and Corporate Governance Committee include, among others:

•	making recommendations to our Board regarding corporate governance issues;

•	identifying, reviewing and evaluating candidates to serve as directors (consistent with criteria approved by our Board);

•	determining the minimum qualifications for service on our Board;

•	reviewing and evaluating incumbent directors;

•	instituting and overseeing director orientation and director continuing education programs;

•	serving as a focal point for communication among candidates to the Board, non-committee directors and our management;

•	recommending to our Board for selection candidates to serve as nominees for director for the annual meeting of stockholders and to fill any vacancies on our Board and any committees thereof;

•	making other recommendations to our Board regarding matters relating to the directors;

•	overseeing succession plans for our Chief Executive Officer and our other executive officers;

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reviewing and overseeing matters of corporate responsibility and sustainability, including potential long- and short-term trends and impacts to our business of environmental, social, and governance issues, and our public reporting on these topics;

•	considering any recommendations for nominees and proposals submitted by stockholders; and

•	monitoring and recommending modifications to our insider trading policy, if necessary or advisable, to our Board.

The Nominating and Corporate Governance Committee periodically reviews, discusses and assesses the performance of our Board and the committees of our Board. In fulfilling this responsibility, the Nominating and Corporate Governance Committee seeks input from senior management, our Board and others. In assessing our Board, the Nominating and Corporate Governance Committee evaluates the overall composition of our Board, our Board’s contribution as a whole and its effectiveness in serving our best interests and the best interests of our stockholders. The Nominating and Corporate Governance Committee reviews, discusses and assesses its own performance and composition at least annually. The Nominating and Corporate Governance Committee also periodically reviews and assesses the adequacy of its charter, including its role and responsibilities as outlined in its charter, and recommends any proposed changes to our Board for its consideration and approval.

The composition and functioning of the Nominating and Corporate Governance Committee comply with all applicable requirements of the Sarbanes-Oxley Act and all applicable SEC rules and Nasdaq Listing Rules. We intend to comply with future requirements to the extent they become applicable to us.

During our fiscal year ended December 31, 2025, upon or following the Business Combination, the Nominating and Corporate Governance Committee did not hold any meetings and did not act by written consent.

Commercialization and Transaction Committee

Our C&T Committee consists of Henry Ji, Ph.D. and Jay Chun, M.D., Ph.D., with Henry Ji, Ph.D. serving as the chairperson of the committee.

The responsibilities of the C&T Committee are included in its written charter. The C&T Committee (a) assists the Board in its oversight of the Company’s (i) commercial strategy and operations, including product launch preparation and execution, (ii) medical affairs activities, and (iii) research and development (“R&D”) portfolio management and (b) evaluates certain potential strategic transactions, chooses strategic transactions which it believes are in the best interest of the stockholders and takes action to oversee the Company’s negotiation of the terms and conditions of any such transaction and recommend any such transaction to the Board, and in each case performs such other functions as may be deemed necessary or convenient in carrying out the foregoing. The C&T Committee’s responsibilities include, among others, the following commercialization matters:

•	providing strategic, directional and operational oversight and guidance to the Company regarding its commercial activities and operations;

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evaluating the alignment of the Company’s commercial and R&D programs and progress with the Company’s strategic goals and objectives, taking into account the results of the Company’s pre-clinical studies and clinical trials;

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overseeing periodic reviews of the Company’s product development pipeline, intellectual property portfolio and commercial strategies, including a review and analysis of the progress and results of the Company’s pre-clinical studies and clinical trials;

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overseeing key commercial and medical launch strategies prior to regulatory approval of new products or indications as well as the R&D elements of the Company’s long-range plan and lifecycle management plans;

•	overseeing management on the scientific and R&D aspects of business development opportunities, including licensing opportunities (both in-licensing and out-licensing), and M&A opportunities;

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establishing, approving, modify, monitoring and directing the process and procedures related to the review and evaluation of certain potential strategic transactions and determining whether to proceed with any such process, procedures, review or evaluation; and

•

(i) determining on behalf of the Board and the Company whether a possible strategic transaction is advisable and is fair to, and in the best interests of, the Company and its stockholders (or any subset of the stockholders of the Company that the C&T Committee determines to be appropriate), (ii) rejecting or approving a possible strategic transaction, or recommending such rejection or approval to the Board, (iii) approving or recommending to the Board the consummation of a possible strategic transaction, and (iv) reviewing, evaluating and monitoring proceedings and activities of the Company related to certain potential strategic transactions.

Under its charter, the C&T Committee may form, and delegate authority to, subcommittees as appropriate. The C&T Committee reviews, discusses and assesses its own performance at least annually. The C&T Committee also periodically reviews the charter of the C&T Committee and the compliance procedures in place to implement such charter and recommend necessary clarifications or changes to such charter to the Board for approval.

During our fiscal year ended December 31, 2025, upon or following the Business Combination, the C&T Committee did not hold any meetings and did not act by written consent.

Code of Business Conduct and Ethics

Our Board has adopted a written code of business conduct and ethics, applicable to directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of our code of business conduct and ethics is posted on our website at www.semnurpharma.com. Information contained on or accessible through our website is not a part of this Proxy Statement, and the inclusion of the website address in this Proxy Statement is an inactive textual reference only. We intend to disclose any amendments to our code of business conduct and ethics, or any waivers of its requirements, on our website to the extent required by the applicable rules and exchange requirements.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee is currently, or has been at any time in the past year, one of our officers or employees. Other than Dr. Ji, none of our executive officers currently serves, or has served during the last completed fiscal year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Clawback Policy

Our Board has adopted a clawback policy (the “Clawback Policy”) that complies with the SEC rules and Nasdaq Listing Rules. Our Clawback Policy provides for our recovery of erroneously awarded incentive-based compensation from our current and former executive officers (as defined in Rule 10D-1 promulgated under the Exchange Act and Nasdaq Listing Rule 5608) who were employed by the Company during the applicable recovery period. Under the policy, if the Company is required to prepare an accounting restatement of its financial statements due to its material noncompliance with any financial reporting requirement under the securities laws, the Company shall promptly demand in writing and recoup the amount of any incentive-based compensation received by the applicable executive during the three completed fiscal years immediately preceding the date on which the Company is required to prepare such accounting restatement. The amount to be recouped is that which exceeds the amount of incentive-based compensation that otherwise would have been received by the applicable executive had such compensation been determined based on the restated amounts in the accounting restatement. Incentive-based compensation includes any compensation that is granted, earned or vested based wholly or in part upon the attainment of one or more measures derived from our financial statements. Our Compensation Committee administers our Clawback Policy and has the authority to determine the amount of recoverable compensation and manner of recovery.

Our Clawback Policy has been filed with the SEC as an exhibit (Exhibit 97.1) to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed on February 27, 2026.

Limitation of Liability and Indemnification of Directors and Officers

The Certificate of Incorporation and the Bylaws contain provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by the General Corporation Law of the State of Delaware, as amended (the “DGCL”). Consequently, our directors and officers will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors or officers, except liability for the following:

•	any breach of their duty of loyalty to us or our stockholders;

•	acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•	in the case of our directors, unlawful payments of dividends or unlawful stock repurchases or redemptions in violation of the DGCL;

•	any transaction from which the director or officer derived an improper personal benefit; or

•	with respect to any officer, any action by or in the right of the corporation.

The Certificate of Incorporation also provides that if the DGCL is amended to permit further elimination or limitation of the personal liability of directors or officers, then the liability of our directors and officers will be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

The Bylaws provide that we shall indemnify any person who is or was a director or officer of the Company or who is or was serving at our request as a director, officer or trustee of another corporation, limited liability company, partnership, joint venture, employee benefit plan, trust, nonprofit entity or other enterprise (a “Covered Person”), and who is or was a party to, is threatened to be made a party to, or is otherwise involved (including as a witness) in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative based on such person’s actions in his or her official capacity as a director or officer of the Company or as a director, officer or trustee of another corporation, limited liability company, partnership, joint venture, employee benefit plan, trust, nonprofit entity or other enterprise (to the extent serving in such position at our request), in each case against all liability and loss suffered (including, without limitation, any judgments, fines, excise taxes or penalties arising under the Employee Retirement Income Security Act of 1974 and amounts paid in settlement consented to in writing by us) and expenses (including attorneys’ fees), actually and reasonably incurred by such person in connection therewith, subject to certain conditions. In addition, the Bylaws provide that we may, to the fullest extent permitted by law, (i) advance costs, fees or expenses (including attorneys’ fees) incurred by a Covered Person defending or participating in any proceeding in advance of the final disposition of such proceeding, subject to certain exceptions, and (ii) purchase and maintain insurance, at our expense, to protect us and any person who is or was our director, officer, employee or agent or is or was our director, officer, employee or agent serving at our request as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability, expense or loss, whether or not we would have the power or obligation to indemnify such person against such liability, expense or loss under the DGCL or the provisions of the Bylaws.

We have entered into indemnification agreements with each of our directors and executive officers as determined by our Board. These agreements, among other things, require us to indemnify our directors and executive officers against liabilities that may arise by reason of their status or service. These indemnification agreements also require us to advance all expenses actually and reasonably incurred by the directors and executive officers in connection with any proceeding. We believe that these agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers. We also maintain directors’ and officers’ liability insurance.

The above description of the indemnification provisions of the Certificate of Incorporation, the Bylaws and the indemnification agreements is not complete and is qualified in its entirety by reference to these documents, each of which is filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on September 26, 2025.

Certain of our non-employee directors may, through their relationships with their employers, be insured or indemnified against certain liabilities incurred in their capacity as members of our Board.

The limitation of liability and indemnification provisions in the Certificate of Incorporation and the Bylaws may discourage stockholders from bringing a lawsuit against our directors and officers for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and our stockholders. In addition, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors or executive officers, we have been informed that in the opinion of the SEC, such indemnification is against public policy and is therefore unenforceable. At present, there is no pending litigation or proceeding involving any of our directors or executive officers as to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

Identifying and Evaluating Director Nominees

Our Nominating and Corporate Governance Committee is responsible for identifying, reviewing, evaluating and recommending candidates for nomination to our Board, including candidates to fill any vacancies that may occur.

Our Nominating and Corporate Governance Committee assesses the qualifications of candidates in light of the policies and principles in our corporate governance guidelines and may also engage third-party search firms to identify director candidates. Our Nominating and Corporate Governance Committee may conduct interviews, detailed questionnaires and comprehensive background checks or use any other means that it deems appropriate to gather information to evaluate potential candidates. Based on the results of the evaluation process, our Nominating and Corporate Governance Committee recommends candidates to our Board for approval as director nominees for election to our Board. In assessing our Board, our Nominating and Corporate Governance Committee will evaluate the overall composition of our Board, our Board’s contribution as a whole and its effectiveness in serving our best interests and the best interests of our stockholders.

Minimum Requirements

Our Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. Some of the qualifications that our Nominating and Corporate Governance Committee will also consider include, but are not limited to, such candidate’s (i) level of expertise, (ii) potential conflicts of interests or other commitments, (iii) demonstrated excellence in his or her field, (iv) ability to exercise sound business judgment, (v) diversity with respect to personal background, perspective and experience and (vi) commitment to rigorously representing the long-term interests of the Company’s stockholders. Our Nominating and Corporate Governance Committee also reviews director candidates in the context of the current size and composition of our Board, the operating requirements of the Company and the long-term interests of the Company’s stockholders. Although our Board does not maintain a specific policy with respect to board diversity, our Board values diversity as a factor in selecting nominees. Our Nominating and Corporate Governance Committee considers a broad range of backgrounds and experiences and may consider factors including gender, racial diversity, age, skills, and such other factors as it deems appropriate to maintain an appropriate balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, our Nominating and Corporate Governance Committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, our Nominating and Corporate Governance Committee also determines whether the nominee is independent for purposes of the Nasdaq Listing Rules.

Stockholder Recommendations and Nominations to the Board of Directors

Stockholders may submit recommendations for director candidates to our Nominating and Corporate Governance Committee by sending the individual’s name and qualifications to our Corporate Secretary at Semnur Pharmaceuticals, Inc., 960 San Antonio Road, Palo Alto, CA 94303, who will forward all recommendations to our Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management.

Stockholder and Other Interested Party Communications

Our Board provides to every stockholder and any other interested parties the ability to communicate with our Board as a whole, and with individual directors on the Board, through an established process for stockholder communication. For a communication directed to our Board as a whole, stockholders and other interested parties may send such communication to our Corporate Secretary at Semnur Pharmaceuticals, Inc., 960 San Antonio Road, Palo Alto, CA 94303, Attn: Board of Directors c/o Corporate Secretary.

For a stockholder or other interested party communication directed to an individual director in his or her capacity as a member of our Board, stockholders and other interested parties may send such communication to the attention of the individual director at Semnur Pharmaceuticals, Inc., 960 San Antonio Road, Palo Alto, CA 94303, Attn: Name of Director.

Our Corporate Secretary, in consultation with appropriate members of our Board as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our Board, or if none is specified, to the Chairperson of our Board.

Insider Trading Policy and Hedging and Pledging Restrictions
The Board has adopted an insider trading policy (the “Insider Trading Policy”). The provisions of this policy expressly prohibit directors, officers and other employees of the Company and its subsidiaries from trading, either directly or indirectly, in securities of the Company after becoming aware of material nonpublic information related to the Company. To further ensure adherence with this policy, procedures have been established for setting blackout periods and permissible open trading windows, as well as advance notice of market transactions. The Insider Trading Policy provides guidance as to what constitutes material information and when information becomes public and addresses transactions by family members and under Company plans. The policy discusses the consequences of an insider trading violation as well as additional trading restrictions and reporting requirements applicable to directors, officers and designated key employees. The policy also contains guidelines and requirements related to the establishment of Rule
10b5-1
trading plans, in accordance with the new safe harbor requirements of Securities Exchange Act Rule
10b5-1.
Our Insider Trading Policy also prohibits any director, officer, employee or consultant from engaging in “short sales” of our equity securities, publicly trading in options, short-term trading, and hedging transactions involving our equity securities, provided that our Board, or a committee comprised solely of independent members of our Board, may approve a hedging transaction so long as the transaction does not hedge or offset any decrease in the market value of our equity securities. Further, our Insider Trading Policy restricts our designated insiders from pledging our equity securities as collateral for a loan or otherwise unless the transaction is pre-cleared
by our Insider Trading Compliance Officer. As a condition of pre-approving
any pledge of our equity securities, any designated insider seeking to pledge securities must clearly demonstrate his or her financial capacity to repay the loan without resort to the pledged securities.
Our Insider Trading Policy and related Rule
10b5-1
trading plan requirements have been filed with the SEC as an exhibit (Exhibit 19.1) to our Annual Report on Form
10-K
for the fiscal year ended December 31, 2025, filed on February 27, 2026.
In addition, with regard to any trading in our own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements.
Non-Employee
Director Compensation
Pursuant to our
Non-Employee
Director Compensation Policy for the compensation of our
non-employee
directors, during 2025, each of our
non-employee
directors received annual retainers, subject to proration, for service on our Board and its committees as follows:

Annual Cash Compensation	Amount
Board Members	$82,500
Chairs of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Commercialization and Transaction Committee	$37,500
Members of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Commercialization and Transaction Committee	$15,000

Equity Compensation	Number
Initial Stock Options	250,000
Annual Stock Options	100,000

All annual cash compensation amounts for our non-employee directors are payable in equal quarterly installments in arrears, following the end of each quarter in which the service occurred, pro-rated for any partial months of service. The equity compensation paid to our non-employee directors will vest monthly over a period of 48 months from the date of grant with respect to the initial stock option grants and over a period of 12 months from the date of grant with respect to the annual stock option grants, in each case, subject to continued service through each vesting date. Additionally, we will reimburse each outside director for reasonable travel expenses related to such director’s attendance at Board and committee meetings.

Employee directors receive no additional compensation for their service as a director.

Non-Employee Director Compensation Table

The following table provides information regarding the total compensation that was earned by or paid to each of our non-employee directors during the year ended December 31, 2025.

Name(1)	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Jay Chun, M.D., Ph.D.	$45,318	—	—	$45,318
Dorman Followwill	$41,199	—	—	$41,199
Yue Alexander Wu, Ph.D.	$41,199	—	—	$41,199
Annu Navani, M.D.	$22,659	—	—	$22,659

(1)

Dr. Ji, our Chief Executive Officer, President and Executive Chairperson, and Mr. Shah, our former Chief Executive Officer and President, are not included in this table, as each of them was our employee and therefore received no compensation for his service as a director. Dr. Ji’s and Mr. Shah’s compensation as named executive officers are included in the section titled “Executive Compensation - Summary Compensation Table” below.

(2)	As of December 31, 2025, none of our current non-employee directors held options to purchase shares of our Common Stock.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board is currently composed of five members. In accordance with our Certificate of Incorporation, our Board is divided into three staggered classes of directors. At the Annual Meeting, one Class I director will be elected for a three-year term to succeed the same class whose term is then expiring.

Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our Board may have the effect of delaying or preventing changes in the control of our Company.

Nominee

Our Nominating and Corporate Governance Committee has recommended, and our Board has approved, Jay Chun, M.D., Ph.D. as a nominee for election as a Class I director at the Annual Meeting. If elected, Jay Chun, M.D., Ph.D. will serve as a Class I director until the 2029 annual meeting of stockholders and until his successor is duly elected and qualified. The nominee is currently a director of our Company. For information concerning the nominee, please see the section titled “Board of Directors and Corporate Governance.” Annu Navani’s service on our Board will expire at the Annual Meeting.

If you are a stockholder of record and you sign your proxy card or vote over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of Jay Chun, M.D., Ph.D. We expect that Jay Chun, M.D., Ph.D. will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our Board to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter, which will result in no effect on the vote for this matter.

Director Interest

Jay Chun, M.D., Ph.D. has an interest in this Proposal No. 1, as he is currently a member of our Board.

Vote Required

The election of directors requires a plurality of the votes cast by the stockholders entitled to vote at such election to be approved. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF

THE DIRECTOR NOMINEE NAMED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Pipara & Co LLP, an independent registered public accounting firm, to audit our consolidated financial statements for our fiscal year ending December 31, 2026.

Notwithstanding the appointment of Pipara & Co LLP, and even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our Audit Committee believes that such a change would be in the best interests of our Company and our stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of Pipara & Co LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. Our Audit Committee is submitting the appointment of Pipara & Co LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. One or more representatives of Pipara & Co LLP will be present at the Annual Meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions from our stockholders.

If our stockholders do not ratify the appointment of Pipara & Co LLP, our Board may reconsider the appointment.

Change in Auditor

Dismissal of Marcum Asia CPAs LLP

Effective upon the closing of the Business Combination, on September 22, 2025, our Board dismissed Marcum Asia CPAs LLP, which served as Denali’s independent registered public accounting firm prior to the Business Combination.

The report of Marcum Asia CPAs LLP on the financial statements of Denali as of December 31, 2024 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles except for an explanatory paragraph in such report regarding substantial doubt about Denali’s ability to continue as a going concern. During the fiscal year ended December 31, 2024 and the subsequent interim period through the date of Marcum Asia CPAs LLP’s dismissal, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Marcum Asia CPAs LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum Asia CPAs LLP, would have caused Marcum Asia CPAs LLP to make reference to the subject matter of the disagreements in its reports covering such periods. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Marcum Asia CPAs LLP’s engagement and the subsequent interim period preceding Marcum Asia CPAs LLP’s dismissal, other than a previously disclosed material weakness in Denali’s internal control over financial reporting identified by Denali.

We provided Marcum Asia CPAs LLP with a copy of the foregoing disclosure and requested Marcum Asia CPAs LLP to furnish us with a letter addressed to the SEC, dated September 26, 2025, which is filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on September 26, 2025, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree.

Appointment of Pipara & Co LLP

Effective upon the closing of the Business Combination, our Board approved the engagement of Pipara & Co LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Pipara & Co LLP’s appointment as our independent registered public accounting firm was subject to the completion of customary client acceptance procedures, which were completed on September 15, 2025. Pipara & Co LLP audited the standalone balance sheets of the Company as of December 31, 2023 and December 31, 2024 and the related standalone statements of operations, stockholders’ deficit and cash flows.

During the years ended December 31, 2023 and 2024 and the subsequent interim period through the date of Pipara & Co LLP’s engagement, neither the Company nor anyone on its behalf consulted with Pipara & Co LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Pipara & Co LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered by Pipara & Co LLP to our Company and Legacy Semnur for our fiscal years ended December 31, 2025 and December 31, 2024 (in thousands).

	2025(1)	2024(1)
Audit Fees(2)	$529,915	$1,071,000
Audit-Related Fees	—	—
Tax Fees	13,645	—
All Other Fees	—	—

Total	$543,560	$1,071,000

(1)	The fees in this column exclude fees for services rendered by Marcum Asia CPAs LLP as the independent registered public accounting firm for Denali prior to the Business Combination.
(2)

Audit fees consist of fees for services rendered in connection with the annual audit and quarterly reviews of our consolidated financial statements. Audit fees also consist of services provided in connection with issuance of Pipara & Co LLP’s consents that were included in our registration statements filed in connection with and following the closing of the Business Combination, standalone audits, consultation on accounting matters, and SEC registration statement services. The 2025 audit fees for Pipara & Co LLP also include fees of $137,250 related to services performed in connection with the Business Combination, which was completed in September 2025.

Auditor Independence

In our fiscal year ended December 31, 2025, there were no other professional services provided by Pipara & Co LLP, other than those listed above, that would have required our Audit Committee to consider its compatibility with maintaining the independence of Pipara & Co LLP.

Pre-Approval Policies and Procedures

Our Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm in order to assure that the provision of such services does not impair the auditor’s independence. Any proposed services exceeding pre-approved cost levels require specific pre-approval by our Audit Committee.

Our Audit Committee at least annually reviews and provides general pre-approval for the services that may be provided by the independent registered public accounting firm. The term of the general pre-approval is 12 months from the date of approval, unless our Audit Committee specifically provides for a different period. If our

Audit Committee has not provided general pre-approval, then the type of service requires specific pre-approval by our Audit Committee.

Pursuant to its charter, our Audit Committee has delegated pre-approval authority to the chairperson of our Audit Committee so long as any such pre-approval decisions are presented to the full Audit Committee at its next scheduled meeting. All services performed and related fees billed by Pipara & Co LLP during fiscal year 2025 were pre-approved by our Audit Committee pursuant to regulations of the SEC.

Vote Required

The ratification of the appointment of Pipara & Co LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026 requires the affirmative vote of the holders of a majority of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon. Stockholder abstentions will not have any effect on the outcome of this proposal, so long as a quorum exists. Broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PIPARA & CO LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is a committee of the Board of Directors comprised solely of independent directors as required by the listing standards of The Nasdaq Stock Market LLC and the rules and regulations of the SEC.

In the performance of its oversight function, the Audit Committee has:

•	reviewed and discussed the audited financial statements with management and Pipara & Co LLP;

•	discussed with Pipara & Co LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and

•

received the written disclosures and the letter from Pipara & Co LLP required by applicable requirements of the PCAOB regarding their communications with the Audit Committee concerning independence, and has discussed with them their independence.

Based on the Audit Committee’s review and discussions with management and Pipara & Co LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

Respectfully submitted by the members of the Audit Committee of the Board of Directors:

AUDIT COMMITTEE

Dorman Followwill, Chairperson

Jay Chun, M.D., Ph.D.

Yue Alexander Wu, Ph.D.

The foregoing report of the Audit Committee is required by the SEC, is not “soliciting material,” and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

PROPOSAL NO. 3

APPROVAL OF THE SEMNUR PHARMACEUTICALS, INC. 2025 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve and adopt the Semnur Pharmaceuticals, Inc. 2025 Equity Incentive Plan (the “Equity Incentive Plan”) and the material terms thereunder.

The Equity Incentive Plan is described in more detail below. A copy of the Equity Incentive Plan is included in this Proxy Statement as Annex A.

Overview

The following is a summary description of the Equity Incentive Plan. The summary is not a complete statement of the Equity Incentive Plan and is qualified in its entirety by reference to the complete text of the Equity Incentive Plan, a copy of which is attached hereto as Annex A. You should refer to the Equity Incentive Plan for more complete and detailed information about the terms and conditions of the Equity Incentive Plan. In the event of a conflict between the information in this description and the terms of the Equity Incentive Plan, the Equity Incentive Plan shall control.

Background of the Equity Incentive Plan

On November 17, 2025, our Board approved, subject to the approval by our stockholders, the Equity Incentive Plan. The Equity Incentive Plan will become effective on the date on which the Equity Incentive Plan is approved by our stockholders and, if stockholder approval is obtained, we will be authorized to grant awards to eligible service providers as described below. If the Equity Incentive Plan is not approved by our stockholders, the Equity Incentive Plan will not become effective and we will not be able to grant equity awards under the Equity Incentive Plan. We believe our ability to recruit and retain top talent will be adversely affected if the Equity Incentive Plan is not approved.

Summary of the Equity Incentive Plan

Purpose of the Equity Incentive Plan

The purpose of the Equity Incentive Plan is to secure and retain the services of employees, directors and consultants, to provide incentives for such persons to exert maximum efforts for our success and to provide a means by which such persons may be given an opportunity to benefit from increases in value of our Common Stock through the granting of awards under the Equity Incentive Plan. We believe that the awards to be issued under the Equity Incentive Plan will motivate award recipients to offer their maximum effort to the Company and help focus them on the creation of long-term value consistent with the interests of our stockholders. We believe that grants of incentive awards are necessary to enable us to attract and retain top talent.

Awards

The Equity Incentive Plan provides for the grant of incentive stock options (“ISOs”) within the meaning of Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), to our employees and our parent and subsidiary corporations’ employees, and for the grant of nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of awards to our employees, directors and consultants and any of our affiliates’ employees and consultants. As of March 31, 2026, there were approximately eight employees of our Company, including two executive officers, four non-employee directors and no consultants eligible to be granted awards under the Equity Incentive Plan.

Authorized Shares

Initially, the maximum number of shares of our Common Stock that may be issued under the Equity Incentive Plan after it becomes effective will not exceed (i) 45,948,195 shares of our Common Stock, plus (ii) an additional number of shares of Common Stock equal to the number of shares subject to outstanding awards granted under the Semnur Pharmaceuticals, Inc. 2024 Stock Option Plan (the “2024 Stock Option Plan”), that, following the effective date of the Equity Incentive Plan, (a) are not issued because the award or any portion of the award expires or otherwise terminates without all of the shares covered by the award having been issued, (b) are not issued because the award or any portion thereof is settled in cash, (c) are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required for the vesting of such shares, (d) are withheld or reacquired to satisfy the exercise price or (e) are withheld or reacquired to satisfy a tax withholding obligation. In addition, the number of shares of our Common Stock that will be reserved for issuance under the Equity Incentive Plan will automatically increase on January 1 of each year for a period of ten years, beginning on January 1, 2027 and ending on (and including) January 1, 2036, in an amount equal to the lesser of (1) 5% of the total number of shares of our Common Stock outstanding on December 31 of the immediately preceding year, (2) 22,974,097 shares of Common Stock, and (3) such number of shares of our Common Stock determined by our board of directors or the compensation committee of our board of directors prior to January 1 of a given year. Notwithstanding anything to the contrary in the foregoing sentence, the aggregate maximum number of shares of our Common Stock that may be issued on the exercise of ISOs under the Equity Incentive Plan is 137,844,585 shares. All of the foregoing share numbers are subject to adjustment as necessary to implement any changes in our capital structure (as described below).

Shares subject to awards that will be granted under the Equity Incentive Plan that expire or terminate without being exercised in full will not reduce the number of shares available for issuance under the Equity Incentive Plan.The settlement of any portion of an award in cash will not reduce the number of shares available for issuance under the Equity Incentive Plan.Shares withheld under an award to satisfy the exercise, strike or purchase price of an award or to satisfy a tax withholding obligation will not reduce the number of shares that will be available for issuance under the Equity Incentive Plan. With respect to a stock appreciation right, only shares of Common Stock that are issued upon settlement of the stock appreciation right will count towards reducing the number of shares available for issuance under the Equity Incentive Plan.If any shares of our Common Stock issued pursuant to an award are forfeited back to or repurchased or reacquired by us (i) because of a failure to meet a contingency or condition required for the vesting of such shares; (ii) to satisfy the exercise, strike or purchase price of an award; or (iii) to satisfy a tax withholding obligation in connection with an award, the shares that are forfeited or repurchased or reacquired will revert to and again become available for issuance under the Equity Incentive Plan. The closing price of a share of our Common Stock on the Record Date was $5.00 per share.

Plan Administration

Our Board, or a duly authorized committee of our Board, will administer the Equity Incentive Plan. Our Board, or a duly authorized committee of our Board, may, in accordance with the terms of the Equity Incentive Plan, delegate to one or more of our officers the authority to (i) designate employees (other than officers) to be recipients of specified awards, and to the extent permitted by applicable law, the terms of such awards; and (ii) determine the number of shares of Common Stock to be subject to such awards granted to such employees. Under the Equity Incentive Plan, our Board, or a duly authorized committee of our Board, will have the authority to determine: award recipients; how and when each award will be granted; the types of awards to be granted; the provisions of each award, including the period of exercisability and the vesting schedule applicable to an award; the number of shares of Common Stock or cash equivalent subject to each award; the fair market value applicable to an award; and the terms of any performance award that is not valued in whole or in part by reference to, or otherwise based on, Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.

Under the Equity Incentive Plan, (i) our Board will not, without stockholder approval, (a) reduce the exercise or strike price of an option or stock appreciation right (other than in connection with a capitalization adjustment), and (b) at any time when the exercise or strike price of an option or stock appreciation right is above the fair market value of a share of our Common Stock, cancel and re-grant or exchange such option or stock appreciation right for a new award with a lower (or no) purchase price or for cash, and (ii) a participant’s rights under any award will not be materially adversely impaired by any amendment without the participant’s written consent.

We will also designate a plan administrator to administer the day-to-day operations of the Equity Incentive Plan.

Stock Options

Options will be granted under stock option agreements adopted by our Board. Each option will be designated in writing as an ISO or an NSO. Our Board will determine the exercise price for stock options, within the terms and conditions of the Equity Incentive Plan, except the exercise price of a stock option generally will not be less than 100% (or 110% in the case of ISOs granted to a person who owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our parent or subsidiary corporations, or a ten percent stockholder) of the fair market value of our Common Stock on the date of grant. Options granted under the Equity Incentive Plan will vest at the rate specified in the stock option agreement as will be determined by our Board. The terms and conditions of separate options need not be identical.

No option will be exercisable after the expiration of ten years (or five years in the case of ISOs granted to a ten percent stockholder) or a shorter period specified in the applicable award agreement. Unless the terms of an optionholder’s stock option agreement, or other written agreement between us and the recipient, provide otherwise, if an optionholder’s service relationship with us or any of our affiliates ceases for any reason other than disability, death or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. If an optionholder’s service relationship with us or any of our affiliates ceases due to death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability, the optionholder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. An optionholder may not exercise an option at any time that the issuance of shares upon such exercise would violate applicable law. Unless provided otherwise in the optionholder’s stock option agreement or other written agreement between an optionholder and us, if an optionholder’s service relationship with us or any of our affiliates ceases for any reason other than for cause and, at any time during the last thirty days of the applicable post-termination exercise period: (i) the exercise of the optionholder’s option would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate applicable law, (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate our trading policy, or (iii) the Board has suspended exercisability pending investigation of whether the optionholder’s service relationship shall be terminated for cause, then the applicable post-termination exercise period will be extended to the last day of the calendar month that begins after the date the award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period. There is no limitation as to the maximum permitted number of extensions. However, in no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of Common Stock issued upon the exercise of a stock option will be determined by our Board and may include (i) cash or check, bank draft or money order payable to us; (ii) a broker-assisted cashless exercise; (iii) subject to certain conditions, the tender of shares of our Common Stock previously owned by the optionholder; (iv) a net exercise of the option if it is an NSO; or (v) other legal consideration acceptable to our Board.

Unless our Board provides otherwise, options or stock appreciation rights generally will not be transferable except by will or the laws of descent and distribution. Subject to approval of our Board or a duly authorized officer, an option may be transferred pursuant to a domestic relations order.

Limitations on ISOs

The aggregate fair market value, determined at the time of grant, of our Common Stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans or plans of our affiliates may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our parent or subsidiary corporations unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant; and (ii) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Unit Awards

Subject to the terms of the Equity Incentive Plan, each restricted stock unit award will have such terms and conditions as determined by our Board. A restricted stock unit award represents a participant’s right to be issued on a future date the number of shares of our Common Stock that is equal to the number of restricted stock units subject to the award. A participant will not have voting or any other rights as a stockholder of ours with respect to any restricted stock unit award (unless and until shares are actually issued in settlement of a vested restricted stock unit award). A restricted stock unit award will be granted in consideration for a participant’s services to us or an affiliate, such that the participant will not be required to make any payment to us (other than such services) with respect to the grant or vesting of the restricted stock unit award, or the issuance of any shares of Common Stock pursuant to the restricted stock unit award. Our Board may determine that restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to our Board and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of stock (or any combination of our Common Stock and cash), or in any other form of consideration determined by our Board and set forth in the restricted stock unit award agreement. At the time of grant, our Board may impose such restrictions or conditions on the award of restricted stock units that delay delivery to a date following the vesting of the award. Additionally, dividend equivalents may be paid or credited in respect of shares of Common Stock covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, or other written agreement between us and the recipient, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards

Restricted stock awards will be granted under restricted stock award agreements adopted by our Board. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past services to us or any of our affiliates, or any other form of legal consideration that may be acceptable to our Board and permissible under applicable law. Our Board will determine the terms and conditions of restricted stock awards, including vesting and forfeiture terms. Dividends may be paid or credited with respect to shares subject to a restricted stock award, as determined by our Board and specified in the applicable restricted stock award agreement. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of Common Stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Stock Appreciation Rights

Stock appreciation rights will be granted under stock appreciation right agreements adopted by our Board and denominated in shares of Common Stock equivalents. The terms of separate stock appreciation rights need not be identical. Our Board will determine the purchase price or strike price for a stock appreciation right, which generally will not be less than 100% of the fair market value of our Common Stock on the date of grant. A stock appreciation right granted under the Equity Incentive Plan will vest at the rate specified in the stock appreciation right agreement as will be determined by our Board. Stock appreciation rights may be settled in cash or shares of our Common Stock (or any combination of our Common Stock and cash) or in any other form of payment, as determined by our Board and specified in the stock appreciation right agreement.

Our Board will determine the term of stock appreciation rights granted under the Equity Incentive Plan, up to a maximum of ten years. If a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. If a participant’s service relationship with us or any of our affiliates ceases due to death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation rights for a period of 18 months following the date of death. If a participant’s service relationship with us or any of our affiliates ceases due to disability, the participant may generally exercise any vested stock appreciation rights for a period of 12 months following the cessation of service. In the event of a termination for cause, stock appreciation rights generally terminate upon the termination date. A holder of a stock appreciation right may not exercise a stock appreciation right at any time that the issuance of shares upon such exercise would violate applicable law. Unless provided otherwise in the stock appreciation right agreement or other written agreement between the participant and us, if a participant’s service relationship with us or any of our affiliates ceases for any reason other than for cause and, at any time during the last thirty days of the applicable post-termination exercise period: (i) the exercise of the participant’s stock appreciation right would be prohibited solely because the issuance of shares upon such exercise would violate applicable law, (ii) the immediate sale of any shares issued upon such exercise would violate our trading policy, or (iii) the Board has suspended exercisability pending investigation of whether the participant’s service relationship shall be terminated for cause, then the applicable post-termination exercise period will be extended to the last day of the calendar month that begins after the date the award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period. There is no limitation as to the maximum permitted number of extensions. However, in no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards

The Equity Incentive Plan will permit the grant of performance awards that may be settled in stock, cash or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, our Common Stock. The performance goals may be based on any measure of performance selected by our Board. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by our Board at the time the performance award is granted, our Board will appropriately make adjustments in the method of calculating the attainment of performance goals for a performance period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (vi) to exclude the dilutive effects of acquisitions or joint ventures; (vii) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (viii) to exclude the effect of any change in the outstanding shares of our Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (ix) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (x) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (xi) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles.

Our Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of performance goals and to define the manner of calculating the performance criteria it selects to use for the performance period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the performance award agreement or the written terms of a performance cash award. Our Board will determine the length of any performance period, the performance goals to be achieved during a performance period and the other terms and conditions of such awards.

Other Stock Awards

Our Board will be permitted to grant other awards, based in whole or in part by reference to, or otherwise based on, our Common Stock, either alone or in addition to other awards. Our Board will have the sole and complete discretion to determine the persons to whom and the time or times at which other stock awards will be granted, the number of shares under the other stock award (or cash equivalent) and all other terms and conditions of such awards.

Non-Employee Director Compensation Limit

The aggregate value of all compensation granted or paid following the effective date of the Equity Incentive Plan to any individual for service as a non-employee director with respect to any fiscal year, including awards granted under the Equity Incentive Plan (valued based on the grant date fair value for financial reporting purposes) and cash fees paid by us to such non-employee director, will not exceed $5,000,000.

Changes to Capital Structure

In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, our Board will appropriately and proportionately adjust (i) the class(es) and maximum number of shares subject to the Equity Incentive Plan and the maximum number of shares by which the share reserve may annually increase pursuant to the Equity Incentive Plan; (ii) the class(es) and maximum number of shares that may be issued on the exercise of ISOs; and (iii) the class(es) and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding awards granted under the Equity Incentive Plan.

Corporate Transactions

In the event of a corporate transaction (as defined below), unless otherwise provided in a participant’s award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by our Board at the time of grant, any awards outstanding under the Equity Incentive Plan may be assumed, continued or substituted for, in whole or in part, by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to our Common Stock issued pursuant to awards may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such awards, then (i) with respect to any such awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such awards will be accelerated in full (or, in the case of performance awards with multiple vesting levels depending on the level of performance, unless provided otherwise in the applicable award agreement, vesting will accelerate at 100% of the target level) to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction) as our Board determines (or, if our Board does not determine such a date, to the date that is five days prior to the effective time of the corporate transaction), and such awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such awards will lapse (contingent upon the effectiveness of the corporate transaction); and (ii) any such awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the occurrence of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

In the event an award will terminate if not exercised prior to the effective time of a corporate transaction, our Board may provide, in its sole discretion, that the holder of such award may not exercise such award but instead will receive a payment, in such form as may be determined by our Board, equal in value to the excess (if any) of (i) the value of the property the participant would have received upon the exercise of the award, over (ii) any per share exercise price payable by such holder, if applicable. As a condition to the receipt of an award, a participant will be deemed to have agreed that the award will be subject to the terms of any agreement under the Equity Incentive Plan governing a corporate transaction involving us.

Under the Equity Incentive Plan, a “corporate transaction” generally will be the consummation, in a single transaction or in a series of related transactions, of (i) a sale or other disposition of all or substantially all, as determined by our Board, of the consolidated assets of us and our subsidiaries; (ii) a sale or other disposition of at least 50% of our outstanding securities; (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our Common Stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.

Transferability

Except as expressly provided in the Equity Incentive Plan or the form of award agreement, awards granted under the Equity Incentive Plan may not be transferred or assigned by a participant. After the vested shares subject to an award have been issued, or in the case of a restricted stock award and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of our trading policy and applicable law.

Clawback/Recovery

All awards granted under the Equity Incentive Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) or other applicable law and any clawback policy that we otherwise adopt, to the extent applicable and permissible under applicable law. In addition, our Board may impose such other clawback, recovery or recoupment provisions in an award agreement as our Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of cause.

Amendment or Termination

Our Board may accelerate the time at which an award granted under the Equity Incentive Plan may first be exercised or the time during which an award grant under the Equity Incentive Plan or any part thereof will vest, notwithstanding the provisions in the award agreement stating the time at which it may first be exercised or the time during which it will vest. Our Board will have the authority to amend, suspend, or terminate the Equity Incentive Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments will also require the approval of our stockholders. No ISOs may be granted after the tenth anniversary of the date our Board adopts the Equity Incentive Plan. No awards may be granted under the Equity Incentive Plan while it is suspended or after it is terminated.

Certain U.S. Federal Income Tax Aspects of Awards Under the Equity Incentive Plan

The following is a general summary under current law of the material federal income tax consequences to participants in the Equity Incentive Plan under U.S. law. This summary deals with the general tax principles that apply and is provided only for general information. Certain types of taxes, such as state and local income taxes and taxes imposed by jurisdictions outside the U.S., are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant to a participant in light of his or her personal investment circumstances and this summarized tax information is not tax advice.

Section 162(m) of the Code

Section 162(m) of the Code generally limits to $1 million the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to the corporation’s chief executive officer, chief financial officer and certain of the corporation’s current and former executive officers.

Stock Options

A participant will not recognize taxable income at the time an option is granted, and we will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of an NSO equal to the excess of the fair market value of the shares purchased over their purchase price, and we will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an ISO. If the shares acquired by exercise of an ISO are held for at least two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and we will not be entitled to any deduction. If, however, such shares are disposed of within either of the above-described periods, then in the year of that disposition, the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (i) the amount realized upon that disposition, and (ii) the excess of the fair market value of those shares on the date of exercise over the exercise price, and we will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

Stock Appreciation Rights

A participant will not recognize taxable income at the time a stock appreciation right is granted, and we will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid upon settlement. This amount is deductible by us as a compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

Restricted Stock

A participant will not recognize taxable income at the time restricted stock is granted, and we will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such an election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value for the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions is deductible by us as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply. In either case, any additional gain or loss upon subsequent sale of the shares will be capital gain or loss, long-term if more than 12 months has elapsed since the ordinary income recognition event.

Restricted Stock Units and Performance Awards

A participant will not recognize taxable income at the time that restricted stock units or performance awards are granted, and we will not be entitled to a tax deduction at that time. Upon settlement of restricted stock units or performance awards, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares or other consideration delivered and the amount of any cash paid by us. The amount of ordinary income recognized is deductible by us as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply. Any additional gain or loss upon subsequent sale of the shares will be capital gain or loss, long-term if the shares issued in settlement of restricted stock units are held for more than 12 months.

Other Stock Awards

The tax consequences associated with any other stock award will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award, and the participant’s holding period and tax basis for the award or underlying shares of Common Stock.

The tax consequences for equity awards outside of the U.S. may differ significantly from the U.S. federal income tax consequences described above.

New Plan Benefits

Grants of awards, if any, under the Equity Incentive Plan are subject to the discretion of our Board. Therefore, it is not possible to determine the future benefits that will be received by participants under the Equity Incentive Plan. However, it is anticipated that we will grant options to non-employee directors of our Company as set forth below, with respect to their annual equity compensation, subject to, among other things, approval of the Equity Incentive Plan by our stockholders and the continued service of the individuals.

At the time of the filing of this Proxy Statement, no other grants of awards under the Equity Incentive Plan were anticipated.

The following table sets forth certain information regarding anticipated future benefits under the Equity Incentive Plan.

Name and Position	Dollar Value ($)(1)	Number of Shares Subject to Anticipated Awards(1)
Henry Ji, Ph.D., Chief Executive Officer, President, and Executive Chairperson	$––	––
Stephen Ma, Chief Financial Officer and Chief Operating Officer	$––	––
Jay Chun, M.D., Ph.D., Director	$––	250,000
Dorman Followwill, Director	$––	250,000
Yue Alexander Wu, Ph.D., Director	$––	250,000
All current executive officers as a group	$––	––
All current directors who are not executive officers as a group	$––	750,000
All employees, including current officers who are not executive officers	$––	––

(1)

The dollar value of annual stock options to be granted to each non-employee director is not determinable at this time as such awards will be determined based on the closing price of our Common Stock on the OTCQB marketplace on the date of grant.

Director Interest

Our directors and executive officers have an interest in this Proposal No. 3 because our directors and executive officers are eligible to participate in the Equity Incentive Plan.

Vote Required

The approval of the Semnur Pharmaceuticals, Inc. 2025 Equity Incentive Plan requires the affirmative vote of the holders of a majority of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon to be approved. Stockholder abstentions will not have any effect on the outcome of this proposal, so long as a quorum exists. Broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE SEMNUR PHARMACEUTICALS, INC. 2025 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 4

APPROVAL OF THE SEMNUR PHARMACEUTICALS, INC. 2025 EMPLOYEE STOCK PURCHASE PLAN

Overview

The following is a summary description of the Semnur Pharmaceuticals, Inc. 2025 Employee Stock Purchase Plan (the “ESPP”). The summary is not a complete statement of the ESPP and is qualified in its entirety by reference to the complete text of the ESPP, a copy of which is attached hereto as Annex B. You should refer to the ESPP for more complete and detailed information about the terms and conditions of the ESPP. In the event of a conflict between the information in this description and the terms of the ESPP, the ESPP shall control.

Background of the ESPP

On November 17, 2025, our Board approved, subject to the approval by our stockholders, the ESPP. The ESPP will become effective on the date on which the ESPP is approved by our stockholders. If the ESPP is not approved by our stockholders, the ESPP will not become effective. We believe our ability to recruit and retain top talent will be adversely affected if the ESPP is not approved.

Summary of the ESPP

Purpose

The purpose of the ESPP is to secure and retain the services of new employees, to retain the services of existing employees, and to provide incentives for such individuals to exert maximum efforts toward our success and that of our related corporations. The ESPP will include two components. One component is designed to allow eligible U.S. employees to purchase our Common Stock in a manner that may qualify for favorable tax treatment under Section 423 of the Code (the “423 Component”) and accordingly, it will be construed in a manner that is consistent with the requirements of Section 423 of the Code. We intend (but make no undertaking or representation to maintain) the 423 Component to qualify as an employee stock purchase plan, as that term is defined in Section 423(b) of the Code. The other component will permit the grant of purchase rights that do not qualify for such favorable tax treatment (the “Non-423 Component”) in order to allow deviations necessary to permit participation by eligible employees who are foreign nationals or employed outside of the U.S. while complying with applicable foreign laws, and except as otherwise provided in the ESPP or determined by our Board, it will operate and be administered in the same manner as the 423 Component.

Share Reserve

Initially, the maximum number of shares of our Common Stock that may be issued under the ESPP will not exceed 2,297,409 shares of our Common Stock. The number of shares of our Common Stock that will be reserved for issuance will automatically increase on January 1 of each year for a period of up to ten years, commencing on January 1, 2027 and ending on (and including) January 1, 2036, in an amount equal to the lesser of (i) 1% of the total number of shares of our Common Stock outstanding on December 31 of the immediately preceding calendar year; (ii) 2,871,761 shares of our Common Stock; and (iii) such number of shares of our Common Stock determined by our Board or the Compensation Committee prior to January 1 of a given year, provided however, that our Board may act prior to January 1 of a given calendar year to provide that there will be no increase for such calendar year or the increase for such year will be a lesser number of shares than the amount set forth in clauses (i) to (iii) above. For the avoidance of doubt, up to the maximum number of shares of our Common Stock reserved may be used to satisfy purchases of our Common Stock under the 423 Component and any remaining portion of such maximum number of shares may be used to satisfy the purchases of our Common Stock under the Non-423 Component. The closing price of a share of our Common Stock on the Record Date was $5.00 per share.

If any purchase right granted under the ESPP terminates without having been exercised in full, the shares of our Common Stock not purchased under such purchase right will again become available for issuance under the ESPP.

The Common Stock purchasable under the ESPP will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by us on the open market.

Administration

Our Board will administer the ESPP. Our Board may delegate some or all of the administration of the ESPP to a committee or committees of our Board. All references to our Board in this proposal shall include a duly authorized committee of our Board except where the context dictates otherwise. Further, to the extent not prohibited by applicable law, our Board may, from time to time, delegate some or all of its authority under the ESPP to one or more of our officers or other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. Our Board will have the authority to determine how and when purchase rights are granted and the provisions of each offering; to designate, from time to time, which of our related corporations will be eligible to participate in the 423 Component or the Non-423 Component, or which related corporations will be eligible to participate in each separate offering; to construe and interpret the ESPP and purchase rights thereunder, and to establish, amend and revoke rules and regulations for the ESPP’s administration; to settle all controversies regarding the ESPP and purchase rights granted thereunder; to amend, suspend or terminate the ESPP; to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of us and our related corporations and to carry out the intent of the ESPP to be treated as an employee stock purchase plan with respect to the 423 Component; and to adopt such rules, procedures and sub-plans as are necessary or appropriate to permit or facilitate participation in the ESPP by employees who are foreign nationals or employed or located outside the United States.

All determinations, interpretations and constructions made by our Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

Offerings

Our Board may grant or provide for the grant of purchase rights to eligible employees under an offering (consisting of one or more purchase periods) on an offering date or offering dates selected by our Board. Each offering will be in the form and will contain those terms and conditions as our Board deems appropriate, and, with respect to the 423 Component, will comply with the requirements of Section 423(b)(5) of the Code. The provisions of separate offerings do not need to be identical, but each offering will include the period during which the offering will be effective, which period will not exceed 27 months beginning with the offering date, and the substance of the applicable provisions contained in the ESPP.

If a participant has more than one purchase right outstanding under the ESPP, unless he or she otherwise indicates in forms delivered to us or a third party designee of ours: (i) each form will apply to all of his or her purchase rights under the ESPP, and (ii) a purchase right with a lower exercise price (or an earlier-granted purchase right, if different purchase rights have identical exercise prices) will be exercised to the fullest possible extent before a purchase right with a higher exercise price (or a later-granted purchase right if different purchase rights have identical exercise prices) will be exercised.

Our Board will have the discretion to structure an offering so that if the fair market value of a share of our Common Stock on the first trading day of a new purchase period within that offering is less than or equal to the fair market value of a share of our Common Stock on the first day of that offering, then (i) that offering will terminate immediately as of that first trading day, and (ii) the participants in such terminated offering will be automatically enrolled in a new offering beginning on the first trading day of such new purchase period.

Eligibility

Generally, purchase rights may only be granted to employees, including executive officers, employed by us (or by any of our affiliates or related corporations as designated by our Board) on the first day of an offering if such employee has been employed by us or by one of our designated affiliates or related corporations for such continuous period preceding such date (not to exceed two years) as our Board may require. Our Board may (unless prohibited by applicable law) require that employees have to satisfy one or both of the following service requirements with respect to the 423 Component: (i) being customarily employed by us, or any of our related corporations or affiliates, for more than 20 hours per week and more than five months per calendar year; or (ii) such other criteria as our Board may determine consistent with Section 423 of the Code with respect to the 423 Component. Our Board may provide that each person who, during the course of an offering, first becomes an eligible employee will, on the date or dates specified in the offering which coincides with the day on which the person becomes an eligible employee or which occurs thereafter, receive a purchase right under that offering, and the purchase right will thereafter be deemed to be part of the offering with substantially identical characteristics. No employee will be eligible for the grant of any purchase rights under the ESPP if immediately after such rights are granted, such employee owns stock possessing five percent or more of the total combined voting power or value of all classes of our outstanding capital stock (or the stock of any related corporation) determined in accordance with the rules of Section 424(d) of the Code. As specified by Section 423(b)(8) of the Code, an eligible employee may be granted purchase rights only if such purchase rights, together with any other rights granted under all employee stock purchase plans of ours or any of our related corporations, do not permit such eligible employee’s rights to purchase our stock or the stock of any of our related corporations to accrue at a rate which, when aggregated, exceeds $25,000 (based on the fair market value per share of such Common Stock on the date that the purchase right is granted) for each calendar year such purchase rights are outstanding at any time. Our Board may also exclude from participation in the ESPP or any offering employees of ours, or of any of our related corporation, who are highly compensated employees, as within the meaning of Section 423(b)(4)(D) of the Code, or a subset of such highly compensated employees. As of March 31, 2026, there were approximately eight employees, including two executive officers, who would have been eligible to participate in the ESPP (non-employee directors and consultants are not eligible to participate in the ESPP).

Notwithstanding anything in the foregoing paragraph to the contrary, in the case of an offering under the Non-423 Component, an eligible employee (or a group of eligible employees) may be excluded from participation in the ESPP or an offering if our Board has determined, in its sole discretion, that participation of such eligible employee is not advisable or practical for any reason.

Purchase Rights; Purchase Price

On the first day of each offering, each eligible employee, pursuant to an offering made under the ESPP, will be granted a purchase right to purchase up to that number of shares of our Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by our Board, which will not exceed 15% of such employee’s earnings (as defined by our Board) during the period that begins on the first day of the offering (or such later date as our Board determines for a particular offering) and ends on the date stated in the offering, which date will be no later than the end of the offering. Our Board will establish one or more purchase dates during an offering on which purchase rights granted for that offering will be exercised and shares of Common Stock will be purchased in accordance with such offering. Each eligible employee may purchase up to 10,000 shares of our Common Stock in an offering (or such lesser number of shares determined by our Board prior to the start of the offering). Our Board may also specify (i) a maximum number of shares of our Common Stock that may be purchased by any participant on any purchase date during an offering, (ii) a maximum aggregate number of shares of our Common Stock that may be purchased by all participants in an offering and/or (iii) a maximum aggregate number of shares of our Common Stock that may be purchased by all participants on any purchase date under an offering. If the aggregate number of shares of our Common Stock issuable upon exercise of purchase rights granted under the offering would exceed any such maximum aggregate number, then, in the absence of any action by our Board otherwise, a pro rata allocation of the shares of our Common Stock (rounded down to the nearest whole share) available, based on each participant’s accumulated contributions, will be made in as nearly a uniform manner as will be practicable and equitable.

The purchase price of shares of our Common Stock acquired pursuant to purchase rights will not be less than the lesser of (i) 85% of the fair market value of a share of our Common Stock on the first day of an offering; or (ii) 85% of the fair market value of a share of our Common Stock on the date of purchase.

Participation; Withdrawal; Termination

An eligible employee may elect to participate in an offering and authorize payroll deductions as the means of making contributions by completing and delivering to us or our designee, within the time specified in the offering, an enrollment form provided by us or our designee. The enrollment form will specify the amount of contributions not to exceed the maximum amount specified by our Board. Each participant’s contributions will be credited to a bookkeeping account for the participant under the ESPP and will be deposited with our general funds except where applicable law requires that contributions be deposited with a third party. If permitted in the offering, a participant may begin such contributions with the first payroll occurring on or after the first day of the applicable offering (or, in the case of a payroll date that occurs after the end of the prior offering but before the first day of the next new offering, contributions from such payroll will be included in the new offering). If permitted in the offering, a participant may thereafter reduce (including to zero) or increase his or her contributions. If required under applicable law or if specifically provided in the offering, in addition to or instead of making contributions by payroll deductions, a participant may make contributions through payment by cash, check or wire transfer prior to a purchase date.

During an offering, a participant may cease making contributions and withdraw from the offering by delivering to us or our designee a withdrawal form provided by us. We may impose a deadline before a purchase date for withdrawing. Upon such withdrawal, such participant’s purchase right in that offering will immediately terminate and we will distribute as soon as practicable to such participant all of his or her accumulated but unused contributions and such participant’s purchase right in that offering shall then terminate. A participant’s withdrawal from that offering will have no effect upon his or her eligibility to participate in any other offerings under the ESPP, but such participant will be required to deliver a new enrollment form to participate in subsequent offerings.

Unless otherwise required by applicable law, purchase rights granted pursuant to any offering under the ESPP will terminate immediately if the participant either (i) is no longer an employee for any reason or for no reason (subject to any post-employment participation period required by applicable law) or (ii) is otherwise no longer eligible to participate. We will distribute the individual’s accumulated but unused contributions as soon as practicable to such individual.

Unless otherwise determined by our Board, a participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between us and one of our designated companies designated to participate in an offering (or between such designated companies) will not be treated as having terminated employment for purposes of participating in the ESPP or an offering. However, if a participant transfers from an offering under the 423 Component to an offering under the Non-423 Component, the exercise of the participant’s purchase right will be qualified under the 423 Component only to the extent such exercise complies with Section 423 of the Code. If a participant transfers from an offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the purchase right will remain non-qualified under the Non-423 Component. Our Board may establish different and additional rules governing transfers between separate offerings within the 423 Component and between offerings under the 423 Component and offerings under the Non-423 Component. Unless otherwise specified in the offering or as required by applicable law, we will have no obligation to pay interest on contributions.

Purchase of Shares

On each purchase date, each participant’s accumulated contributions will be applied to the purchase of shares of our Common Stock, up to the maximum number of shares of our Common Stock permitted by the ESPP and the applicable offering, at the purchase price specified in the offering. Unless otherwise provided in the offering, if any amount of accumulated contributions remains in a participant’s account after the purchase of shares on the final purchase date of an offering, then such remaining amount will not roll over to the next offering and will instead be distributed in full to such participant after the final purchase date of such offering without interest (unless otherwise required by applicable law). No purchase rights may be exercised to any extent unless the shares of our Common Stock to be issued upon such exercise under the ESPP are covered by an effective registration statement pursuant to the Securities Act and the ESPP is in material compliance with all applicable U.S. federal and state, foreign and other securities, exchange control and other laws applicable to the ESPP. If on a purchase date the shares of our Common Stock are not so registered or the ESPP is not in such compliance, no purchase rights will be exercised on such purchase date, and the purchase date will be delayed until the shares of our Common Stock are subject to such an effective registration statement and the ESPP is in material compliance, except that the purchase date will in no event be more than 27 months from the first day of an offering. If, on the purchase date, as delayed to the maximum extent permissible, the shares of our Common Stock are not registered and the ESPP is not in material compliance with all applicable laws, as determined by us in our sole discretion, no purchase rights will be exercised and all accumulated but unused contributions will be distributed to the ESPP participants without interest (unless the payment of interest is otherwise required by applicable law).

A participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of our Common Stock subject to purchase rights unless and until the participant’s shares of our Common Stock acquired upon exercise of purchase rights are recorded in our books (or the books of our transfer agent).

Changes to Capital Structure

The ESPP provides that in the event of a change in our capital structure through actions such as a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or similar transaction, our Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the ESPP; (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year; (iii) the class(es) and number of shares subject to, and purchase price applicable to, outstanding offerings and purchase rights; and (iv) the class(es) and number of securities that are subject to purchase limits under each ongoing offering. Our Board will make these adjustments, and its determination will be final, binding and conclusive.

Corporate Transactions

The ESPP provides that in the event of a corporate transaction (as defined below), any then-outstanding rights to purchase our Common Stock under the ESPP may be assumed, continued, or substituted for by any surviving or acquiring corporation (or its parent company). If the surviving or acquiring corporation (or its parent company) elects not to assume, continue, or substitute for such purchase rights, then (i) the participants’ accumulated payroll contributions will be used to purchase shares of our Common Stock (rounded down to the nearest whole share) within ten business days (or such other period specified by our Board) before such corporate transaction under the outstanding purchase rights, and such purchase rights will terminate immediately after such purchase, or (ii) our Board, in its discretion, may terminate outstanding offerings, cancel the outstanding purchase rights and refund the participants’ accumulated contributions.

Under the ESPP, a “corporate transaction” is generally the consummation, in a single transaction or in a series of related transactions, of: (i) a sale or other disposition of all or substantially all, as determined by our Board, of the consolidated assets of us and our subsidiaries; (ii) a sale or other disposition of at least 50% of our outstanding securities; (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our Common Stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.

Transferability

During a participant’s lifetime, purchase rights will be exercisable only by a participant. Purchase rights are not transferable by a participant, except by will, by the laws of descent and distribution, or, if permitted by us, by a beneficiary designation.

Tax Withholding

Each participant must make arrangements, satisfactory to us and any applicable related corporation, to enable us or our related corporation to fulfill any withholding obligation for taxes arising out of or in relation to a participant’s participation in the ESPP. In our sole discretion and subject to applicable law, such withholding obligation may be satisfied in whole or in part by (i) withholding from the participant’s salary or any other cash payment due to the participant from us or any related corporation; (ii) withholding from the proceeds of the sale of shares of our Common Stock acquired under the ESPP, either through a voluntary sale or a mandatory sale arranged by us; or (iii) any other method deemed acceptable by our Board. We will not be required to issue any shares of our Common Stock under the ESPP until such obligations are satisfied.

Amendment, Suspension or Termination

Our Board will have the authority to amend, suspend or terminate the ESPP. Any benefits, privileges, entitlements and obligations under any outstanding purchase right granted before an amendment, suspension or termination of the ESPP will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such purchase rights were granted, (ii) as necessary to facilitate compliance with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code), or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. Except with respect to certain changes in our capital structure, stockholder approval is required for any amendment to the ESPP if such approval is required by applicable law or listing requirements. No purchase rights may be granted under the ESPP while it is suspended or after it is terminated.

Certain U.S. Federal Income Tax Aspects of the ESPP

The following is a general summary under current law of the material federal income tax consequences to participants in the ESPP under U.S. law. This summary deals with the general tax principles that apply and is provided only for general information. Certain types of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant to a participant in light of his or her personal investment circumstances. This summarized tax information is not tax advice.

The ESPP is intended to be an employee stock purchase plan within the meaning of Section 423 of the Code. The ESPP also authorizes the grant of rights to purchase shares that do not qualify under Section 423 pursuant to the non-423 component.

423 Component Offerings

Under an employee stock purchase plan that qualifies under Section 423 of the Code, no taxable income will be recognized by a participant, and no deductions will be allowable to us, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the ESPP or in the event that the participant should die while still owning the purchased shares.

If the participant sells or otherwise disposes of the purchased shares (a) within two years after the start date of the offering in which the shares were acquired or (b) within one year after the purchase of the shares, then the participant generally will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and we will be entitled to an income tax deduction (subject to applicable limits under the Code), for the taxable year in which such disposition occurs equal in amount to such excess. The amount of this ordinary income will be added to the participant’s basis in the shares, and any resulting gain or loss recognized upon the sale or disposition will be a capital gain or loss. If the shares have been held for more than one year since the date of purchase, the gain or loss will be long-term.

If the participant sells or disposes of the purchased shares more than two years after the start date of the offering in which the shares were acquired and more than one year after the purchase of the shares, then the participant generally will recognize ordinary income in the year of sale or disposition equal to the lesser of (a) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for the shares, or (b) 15% of the fair market value of the shares on the start date of that offering. Any additional gain upon the disposition will be taxed as a long-term capital gain. Alternatively, if the fair market value of the shares on the date of the sale or disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss. We will not be entitled to an income tax deduction with respect to such disposition.

Non-423 Component Offerings

If a purchase right is granted under the Non-423 component of the ESPP to a participant who is subject to U.S. federal income tax, the amount equal to the difference between the fair market value of the shares on the purchase date and the purchase price is taxed as ordinary income at the time of such purchase and such income is subject to tax withholding. The amount of such ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be a capital gain or loss. A capital gain or loss will be long-term if the participant holds the shares for more than one year after the purchase date. We may be entitled to a deduction in the year of purchase equal to the amount of ordinary income realized by the participant.

The tax consequences for shares purchased pursuant to the ESPP by participants who are not subject to U.S. tax law may differ significantly from the U.S. federal income tax consequences described above.

New Plan Benefits

Participation in the ESPP is voluntary and dependent on each eligible employee’s election to participate and the level of his or her payroll deductions. In addition, the number of shares that may be purchased under the ESPP is determined, in part, by the price of our Common Stock on the first day of each offering or the purchase date. Accordingly, the actual number of shares that may be purchased by any eligible individual in the future is not determinable.

Interests of Certain Persons in this Proposal

Our executive officers may be considered to have an interest in the approval of the ESPP because they may be eligible to participate in the ESPP. Nevertheless, our Board believes that it is important to provide incentives and rewards for superior performance and the retention of employees by adopting the ESPP.

Vote Required

The approval of the Semnur Pharmaceuticals, Inc. 2025 Employee Stock Purchase Plan requires the affirmative vote of the holders of a majority of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon to be approved. Stockholder abstentions will not have any effect on the outcome of this proposal, so long as a quorum exists. Broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE SEMNUR PHARMACEUTICALS, INC. 2025 EMPLOYEE STOCK PURCHASE PLAN.

EXECUTIVE OFFICERS

The following table identifies certain information about our executive officers as of April 17, 2026. Each of our executive officers is appointed by, and serves at the discretion of, our Board and holds office until his successor is duly elected and qualified or until his earlier resignation or removal.

Name	Age	Position(s)
Henry Ji, Ph.D.	61	Chief Executive Officer, President and Executive Chairperson
Stephen Ma	53	Chief Financial Officer, Chief Operating Officer, Senior Vice President and Secretary

Executive Officers

Henry Ji, Ph.D. Please see the section titled “Board of Directors and Corporate Governance Continuing Directors” above for Dr. Ji’s biography.

Stephen Ma. Mr. Ma has served as our Chief Financial Officer, Senior Vice President and Corporate Secretary since the closing of the Business Combination, and as our Chief Operating Officer since March 2026. Mr. Ma has more than 15 years of finance and operational expertise across pharmaceuticals and venture backed biotechnology companies. Mr. Ma has served as Scilex’s Chief Financial Officer and Senior Vice President since September 2023, as Scilex’s Corporate Secretary since March 2024, as a director of Scilex since September 2025, and as Chief Operating Officer of Scilex since October 2025. He previously served as Scilex’s Chief Accounting Officer from May 2023 until his appointment as Scilex’s Chief Financial Officer and as Scilex’s Vice President of Finance from January 2022 to April 2023. Prior to joining Scilex, he served as Director of Finance and Operations for Anwita Biosciences, Inc., a clinical-stage company, from August 2019 to January 2022. From May 2016 to August 2019, Mr. Ma served as the Senior Director of Finance and Controller of Legacy Semnur. Prior to that, he served as Controller for Globavir and part of the management team that worked on its initial public offering process. He also served as the Controller for Ardelyx, Inc., which went public in 2014. Prior to that, Mr. Ma served in various finance positions at PDL BioPharma, Inc. and Hyperion Therapeutics, Inc. Mr. Ma began his career with more than 10 years in high technology companies and has a wealth of experience in finance, strategic planning, commercial launching, debt financing, public offerings and M&A transactions. Mr. Ma holds a B.S. in Finance and M.A. in Economics from San Jose State University.

EXECUTIVE COMPENSATION

Overview

Denali Executive Officers and Director Compensation Prior to Completion of the Business Combination

Prior to the closing of the Business Combination, none of Denali’s executive officers or directors received any cash compensation for services rendered to Denali.

Legacy Semnur and Current Executive Compensation

To achieve our goals, we have designed, and intend to modify as necessary, our compensation and benefits programs to attract, retain, incentivize and reward deeply talented and qualified executives who share our philosophy and desire to work towards achieving our goals. We believe our compensation programs should promote the success of the Company and align executive incentives with the long-term interests of our stockholders. This section provides an overview of the material components of our executive compensation programs, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below. The following is a discussion and analysis of the material components of the compensation arrangements of our named executive officers in 2025. As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

Our Board or the Compensation Committee, with input from our Executive Chairperson and Chief Executive Officer, historically determined the compensation for our named executive officers. Our named executive officers for the year ended December 31, 2025, were Jaisim Shah, our former Chief Executive Officer and President, Henry Ji, our current Chief Executive Officer, President and Executive Chairperson, and Stephen Ma, our Chief Financial Officer, Chief Operating Officer and Senior Vice President. Mr. Shah resigned from his positions as Chief Executive Officer and President, effective March 13, 2026.

Summary Compensation Table

The following table sets forth certain information with respect to the compensation paid or accrued to our and Legacy Semnur’s named executive officers for the fiscal years ended December 31, 2025 and December 31, 2024:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Jaisim Shah	2025	427,083	––	––	––	––	––	––		427,083
Former Chief Executive Officer, President and Director	2024	240,865	––	––	––	––	––	10,223	(1)	251,088
Henry Ji, Ph.D.	2025	312,871	––	––	––	––	––	––		312,871
Chief Executive Officer, President and Executive Chairperson	2024	17,308	––	––	––	––	––	996	(1)	18,304
Stephen Ma	2025	151,494	––	––	––	––	––	––		151,494
Chief Financial Officer, Chief Operating Officer, Senior Vice President and Secretary	2024	128,308	––	––	––	––	––	8,884	(1)	137,192

(1)	Represents (i) matching contributions made under Legacy Semnur’s 401(k) plan, (ii) health insurance premiums paid by Legacy Semnur and (iii) life insurance premiums paid by Legacy Semnur.

Narrative Disclosure to Summary Compensation Table

Arrangements with Executive Officers

During the year ended December 31, 2024, Legacy Semnur had only two named executive officers that provided services to Legacy Semnur: Jaisim Shah, Legacy Semnur’s Chief Executive Officer and Henry Ji, Ph.D., Legacy Semnur’s Treasurer and Secretary.

Scilex’s Chief Financial Officer, Stephen Ma, also provided services to Legacy Semnur during such time but was not then an executive officer of Legacy Semnur. Semnur appointed Mr. Ma as Semnur’s Chief Financial Officer following the closing of the Business Combination, and as Semnur’s Chief Operating Officer in March 2026.

During the year ended December 31, 2024, each of Mr. Shah, Dr. Ji and Mr. Ma was an executive officer of Scilex. As Semnur is a majority owned subsidiary of Scilex and executives of Scilex are required to provide services to Scilex’s subsidiaries, neither Dr. Ji nor Mr. Shah nor Mr. Ma received any additional cash or equity compensation from Legacy Semnur for services rendered to Legacy Semnur for the year ended December 31, 2024 and Legacy Semnur had not entered into any employment agreements with Dr. Ji, Mr. Shah or Mr. Ma, prior to the closing of the Business Combination. Instead, the costs associated with the time spent by Dr. Ji, Mr. Shah and Mr. Ma, and any other employees of Scilex, working on matters for Semnur is allocated to Semnur. These costs are then included in Semnur’s operating expenses as either research and development expenses, if such individual is engaged in research and development functions related to the SP-102 program, or general and administrative expenses, if such individual is engaged in executive, marketing, finance, corporate and business development and administrative functions.

After the consummation of the Business Combination, Dr. Ji retained his position at Scilex as Scilex’s Chief Executive Officer, President, Chairperson and a board member, and Mr. Ma retained his position as Scilex’s Chief Financial Officer and Corporate Secretary. Dr. Ji and Mr. Ma continue to dedicate time to both Scilex and Semnur. During the year ended December 31, 2024, Mr. Shah previously dedicated approximately 80% of his time to Scilex and 20% to Legacy Semnur, Dr. Ji dedicated approximately 99% of his time to Scilex and 1% to Legacy Semnur and Mr. Ma dedicated approximately 80% of his time to Scilex and 20% to Legacy Semnur. Each officer’s hours fluctuated weekly based on the specific needs of Scilex and Legacy Semnur. After the consummation of the Business Combination, each of Dr. Ji and Mr. Ma increased the aggregate number of hours he is working and splits his time equally between Scilex and Semnur.

During the year ended December 31, 2024, there were no research and development expenses as a result of Dr. Ji’s, Mr. Shah’s and Mr. Ma’s time allocated to Legacy Semnur and general and administrative expenses as a result of Dr. Ji’s, Mr. Shah’s and Mr. Ma’s time allocated to Legacy Semnur during the year ended December 31, 2024 were approximately $406,584.

On August 30, 2024, the board of directors of Legacy Semnur approved the following stock option grants (the “Awards”), as adjusted for the option exchange, to Dr. Ji, Mr. Shah and Mr. Ma under the 2024 Stock Option Plan, with a grant date of August 30, 2024, which grants are subject to the terms and conditions of the 2024 Stock Option Plan and the applicable form of option agreement approved for use thereunder. The exercise price, after giving effect to the option exchange completed in connection with the Business Combination, of the following stock option grants is $1.27 per share, with 1/48th of the total amount of the shares vested and shall vest each month after the grant date, subject to the executive officer’s providing continuous service (as defined in the 2024 Stock Option Plan) on each such vesting date, inclusive.

Stock Options
Jaisim Shah	17,500,000
Henry Ji, Ph.D.	17,500,000
Stephen Ma	2,000,000

The Awards became eligible for exercise upon the approval by the shareholders of Denali of the proposal that each Legacy Semnur option that is then outstanding shall be converted into the right to receive an option relating to Common Stock (the “Option Exchange”) (and notwithstanding the foregoing, the Awards are not exercisable until all payments and all obligations under that certain Senior Secured Promissory Note, dated September 21, 2023, issued by Scilex to Oramed Pharmaceuticals, Inc. (“Oramed”), as amended (the “Oramed Note”) have been paid in full). These Awards are not considered to be granted under accounting rules as repayment of the Oramed Note has not occurred. As such, total amount of stock-based compensation expense attributable to these Awards would be determined based on their accounting grant-date fair value and to be recognized, on a tranche-by-tranche basis, over forty-eight equal monthly tranches. No expense was recorded in connection with the Awards granted under the 2024 Stock Option Plan as of December 31, 2024, as the vesting is contingent upon the repayment of the Oramed Note and the closing of the Business Combination.

Executive Employment Agreements

The Company entered into employment agreements with each of Mr. Shah, Dr. Ji and Mr. Ma, effective as of the closing of the Business Combination (collectively, the “Employment Agreements”).

Pursuant to the employment agreement entered into with Mr. Shah, which was terminated upon his resignation on March 13, 2026, Mr. Shah agreed to continue to serve as the Chief Executive Officer and President of the Company. Until his resignation, Mr. Shah’s annualized salary was $1,250,000 and he was eligible to receive an annual incentive bonus of up to 150% of his base salary. In connection with Mr. Shah’s departure, the Company and Mr. Shah entered into a separation agreement, effective as of March 13, 2026 (the “Shah Separation Agreement”), pursuant to which Mr. Shah shall receive six months of continued payment of his base salary and shall be given a 90-day extension of the post-termination exercise period under the applicable equity plan to exercise any of his vested stock options pursuant to the award agreements for such options. The Shah Separation Agreement also includes a standard general release of all claims.

Pursuant to the employment agreement entered into with Dr. Ji, Dr. Ji agreed to continue to serve as the Executive Chairperson of the Company. Dr. Ji’s annualized salary is $1,100,000 and he is eligible to receive an annual incentive bonus of up to 150% of his base salary. Dr. Ji’s compensation has not been changed in connection with his appointment as the Company’s Chief Executive Officer and President, effective March 13, 2026. The Compensation Committee shall annually review and adjust his base salary.

Pursuant to the employment agreement entered into with Mr. Ma, Mr. Ma agreed to serve as the Chief Financial Officer, Senior Vice President and Secretary of the Company. Mr. Ma’s annualized salary is $345,000 and he is eligible to receive an annual incentive bonus of up to 60% of his base salary. Mr. Ma’s compensation has not been changed in connection with his appointment as the Company’s Chief Operating Officer, effective March 17, 2026. The Compensation Committee shall annually review and adjust his base salary.

Each Employment Agreement, other than that with Mr. Shah, has a term of three years and will renew automatically for additional one-year terms, unless either party provides the other with written notice of non-renewal at least 60 days prior to the date of automatic renewal. Each executive officer’s employment is on an “at will” basis. Each executive officer is also entitled to other customary employment benefits, including reimbursement of expenses, paid vacation, and shall be eligible to participate in all benefit plans that are generally made available to the Company’s executive officers.

Dr. Ji’s Employment Agreement provides that if Dr. Ji’s employment with the Company is terminated by the Company without “Cause” or by Dr. Ji for “Good Reason” and such termination occurs more than six months after the Effective Date and prior to a Change in Control (as each term is defined in Dr. Ji’s Employment Agreement), then Dr. Ji shall be entitled to receive an amount equal to 12 months of his base salary, payable in accordance with the Company’s payroll cycle and the Company shall pay COBRA premiums for Dr. Ji and his covered dependents for a period of up to 12 months, subject in each case to Dr. Ji executing a release in favor of the Company. Additionally, Dr. Ji’s outstanding and vested stock options as of the date of Dr. Ji’s termination will remain exercisable for 24 months post-termination. Dr. Ji’s Employment Agreement also provides that if there is a Change in Control more than 6 months after the Effective Date and prior to the date on which Dr. Ji’s employment with the Company terminates (as each term is defined in Dr. Ji’s Employment Agreement), Dr. Ji will receive a lump-sum payment equal to (i) three times the sum of Dr. Ji’s base salary and target annual bonus, plus (ii) $3,000 multiplied by 36, in respect of an estimate of benefit premiums for Dr. Ji. Additionally, outstanding and unvested equity awards with solely time-based vesting shall vest in full and any performance-based vesting requirement shall be deemed satisfied and will become vested in full upon a Change in Control and Dr. Ji’s outstanding and vested stock options will remain exercisable for 24 months post-termination.

Mr. Ma’s Employment Agreement provides that if Mr. Ma’s employment with the Company is terminated by the Company without “Cause” or by such executive officer for “Good Reason” and such termination occurs more than six months after the Effective Date and prior to a Change in Control (as each term is defined in Mr. Ma’s Employment Agreement), then Mr. Ma shall be entitled to receive an amount equal to 12 months of his base salary, payable in accordance with the Company’s payroll cycle and the Company shall pay COBRA premiums for Mr. Ma and his covered dependents for a period of up to 12 months, subject in each case to such Mr. Ma executing a release in favor of the Company. Additionally, Mr. Ma’s outstanding and vested stock options as of the date of his termination will remain exercisable for 24 months post-termination. His Employment Agreement also provides that if there is a Change in Control more than 6 months after the Effective Date and prior to the date on which Mr. Ma’s employment with the Company terminates (as each term is defined in his Employment Agreement), Mr. Ma will receive a lump-sum payment equal to (i) two times the sum of his base salary and target annual bonus, plus (ii) $3,000 multiplied by 24, in respect of an estimate of benefit premiums for such executive officer. Additionally, outstanding and unvested equity awards with solely time-based vesting shall vest in full and any performance-based vesting requirement shall be deemed satisfied and will become vested in full upon a Change in Control and Mr. Ma’s outstanding and vested stock options will remain exercisable for 24 months post-termination.

Potential Payments upon Termination or Change in Control

During the year ended December 31, 2024, Legacy Semnur did not have any arrangement with any of its executive officers providing for potential payments, compensation or other benefits upon termination or the occurrence of a change of control other than as described above.

If there is a sale or other disposition of at least 50% of the outstanding securities of Semnur or other corporate transaction (as defined in the 2024 Stock Option Plan), and the Awards are not assumed, continued or substituted by the surviving or acquiring corporation, then the Awards will be accelerated in full to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the corporate transaction), and such awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by Semnur with respect to such awards will lapse (contingent upon the effectiveness of the corporate transaction).

Perquisites, Health, Welfare and Retirement Benefits

Semnur does not provide perquisites or personal benefits to its executive officers. The Board may elect to adopt qualified or nonqualified benefit plans in the future if it determines that doing so is in the best interests of Semnur.

Pension Benefits and Nonqualified Deferred Compensation

Semnur does not provide a pension plan or nonqualified deferred compensation plan for its executive officers. The Board may elect to adopt a pension plan or nonqualified deferred compensation plan for its executive officers in the future if it determines that doing so is in the best interests of Semnur.

Outstanding Equity Awards at Fiscal Year-End 2025

The following table presents certain information concerning outstanding equity awards held by each of our named executive officers as of December 31, 2025. Following the Business Combination, each outstanding equity award with respect to our Common Stock reflected in the table below was equitably adjusted in accordance with the terms of the Merger Agreement and the 2024 Stock Option Plan.

			Option Awards(1)(2)
Name	Option Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable(3)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price Per Share ($)	Option Expiration Date
Jaisim Shah	8/30/2024	8/30/2024	7,291,667	14,583,333	$1.27	8/30/2034
Henry Ji, Ph.D.	8/30/2024	8/30/2024	7,291,667	14,583,333	$1.27	8/30/2034
Stephen Ma	8/30/2024	8/30/2024	833,333	1,666,667	$1.27	8/30/2034

(1)

Each option was granted under the 2024 Stock Option Plan. The number of shares underlying each option and the exercise price set forth in this table reflect the application of certain exchange ratio for the conversion of shares of Legacy Semnur common stock and stock options into shares of our Common Stock and stock options (the “Exchange Ratio”) in the Business Combination.

(2)

1/48th of the total amount of the shares vested and shall vest each month after the option grant date, subject to the executive officer’s providing continuous service (as defined in the 2024 Stock Option Plan) on each such vesting date, inclusive.

(3)

Until the date on which all payments and all obligations under the Oramed Note have been paid in full in cash, the options will not be or become exercisable, eligible for exchange, redemption or repurchase, eligible to participate in any dividends or distributions (including the proceeds of any corporate transaction) or have any voting rights in respect of, among other things, the Company or any of its respective current and future subsidiaries, successors and assigns.

Equity Award Timing Procedures
In accordance with Item 402(x) of Regulation
S-K
under the Securities Act, we are providing information regarding our procedures related to the grant of certain equity awards close in time to the release of material non-public
information (“MNPI”). We intend to grant equity awards annually, and any such equity awards granted will be recommended by the Compensation Committee and approved by our Board on or before the grant date. We do not intend to grant equity awards in anticipation of the release of material non-public
information and do not plan to time, the release of material non-public
information in coordination with grants of equity awards in a manner that intentionally affects the value of executive compensation. Additionally, our Insider Trading Policy prohibits directors, officers and employees from trading our securities while in possession of or on the basis of MNPI about us. We have not timed, and do not plan to time, the disclosure of MNPI for the purpose of affecting the value of executive compensation.
In the year ended December 31, 2025, no options were granted to our named executive officers within four business days prior to, or one business day following, the filing or furnishing of a periodic or current report by us that disclosed MNPI.
Rule
10b5-1
Plans
Our directors, officers and key employees may adopt written plans, known as Rule
10b5-1
plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule
10b5-1
plan, a broker executes trades under parameters established by the director or officer when entering into the plan, without further direction from the director or officer. The director or officer may amend or terminate a Rule
10b5-1
plan, subject to certain requirements. Our directors and executive officers may also buy or sell additional shares outside of a Rule
10b5-1
plan when they are not in possession of MNPI, subject to compliance with the terms of our Insider Trading Policy and any applicable Rule
10b5-1
guidelines.
10b5-1
Plan Activity
During the fiscal quarter ended December 31, 2025, none of our directors or officers (as defined in Section 16 of the Exchange Act) adopted or terminated any contract, instruction or written plan for the purchase or sale of our securities that was intended to satisfy the affirmative defense conditions of Rule
10b5-1(c)
under the Exchange Act or any
“non-Rule
10b5-1
trading arrangement,” as defined in Item 408(c) of Regulation
S-K.

EQUITY COMPENSATION PLAN INFORMATION

As of December 31, 2025, the 2024 Stock Option Plan was the only compensation plan under which securities of the Company were authorized for future grant. The 2024 Stock Option Plan was approved by Semnur’s then sole stockholder on August 30, 2024. The 2024 Stock Option Plan was terminated in connection with the consummation of the Business Combination, and no further awards were granted under the 2024 Stock Option Plan thereafter. However, the 2024 Stock Option Plan will continue to govern outstanding awards granted thereunder.

The following table provides information as of December 31, 2025 with respect to the Company’s existing and predecessor plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders(1)	40,000,000	$1.27	(2)	50,800,000	(3)
Equity compensation plans not approved by stockholders	––	––		––
Total	40,000,000	$1.27	(2)	50,800,000	(3)

(1)	Represents only the 2024 Stock Option Plan.
(2)	Amount is based on the weighted-average exercise price of vested and unvested stock options outstanding under the 2024 Stock Option Plan.
(3)

As of December 31, 2025, there were no shares of our Common Stock reserved for future issuance pursuant to the 2024 Stock Option Plan. All of the foregoing share numbers are subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. Shares subject to awards granted under the 2024 Stock Option Plan that expire or terminate without being exercised in full will not reduce the number of shares available for issuance under the 2024 Stock Option Plan. The settlement of any portion of an award in cash will not reduce the number of shares available for issuance under the 2024 Stock Option Plan. Shares of our Common Stock withheld under an award to satisfy the exercise, strike or purchase price of an award or to satisfy a tax withholding obligation will not reduce the number of shares available for issuance under the 2024 Stock Option Plan. If any shares of our Common Stock issued pursuant to an award are forfeited back to or repurchased or reacquired by us (i) because of a failure to meet a contingency or condition required for the vesting of such shares; (ii) to satisfy the exercise, strike or purchase price of an award; or (iii) to satisfy a tax withholding obligation in connection with an award, the shares that are forfeited or repurchased or reacquired will revert to and again become available for issuance under the 2024 Stock Option Plan. The Company no longer makes grants under the 2024 Stock Option Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock as of April 17, 2026 by:

•	each person or “group” known to be the beneficial owner of more than 5% of our outstanding Common Stock;

•	each of our named executive officers and directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Shares subject to options and warrants that are currently exercisable or exercisable within 60 days of April 17, 2026 are considered outstanding and beneficially owned by the person holding such options or warrants for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The beneficial ownership of our Common Stock is based on 230,209,142 shares of such Common Stock outstanding as of April 17, 2026. Voting power is based on 230,209,142 shares of Common Stock and 5,423,606 shares of Series A Preferred Stock outstanding as April 17, 2026. Shares of Series A Preferred Stock are held solely by Scilex.

Unless otherwise indicated, we believe, based on information available to us, that all persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

	Common Stock		Series A Preferred Stock
Name and Address of BeneficialOwner(1)	Shares of Common Stock Beneficially Owned	% of Total Common Stock	Shares of Series A Preferred Stock Beneficially Owned	% of Total Series A Preferred Stock	% of Total Vote
Directors and Named Executive Officers
Henry Ji, Ph.D.(2)	9,570,213	3.99%	––	––	3.9%
Jaisim Shah(3)	8,203,125	3.44%	––	––	3.36%
Stephen Ma(4)	1,093,750	*	––	––	*
Jay Chun, M.D., Ph.D.	––	––	––	––	––
Dorman Followwill	––	––	––	––	––
Annu Navani, M.D.	––	––	––	––	––
Yue Alexander Wu, Ph.D.	––	––	––	––	––
All Directors and Executive Officers as a Group (5 individuals)	10,663,963	4.45%	––	––	4.53%
5% Beneficial Owners
Scilex Holding Company(5)	188,554,849	81.91%	5,423,606	100.00%	82.32%
Biconomy PTE.LTD(6)	12,500,000	5.43%	––	––	5.3%

*	Less than 1%.
(1)	Unless otherwise indicated, the business address of each of the following individuals is 960 San Antonio Road, Palo Alto, CA 94303.
(2)

Represents 9,570,213 shares issuable upon exercise of options exercisable within 60 days of April 17, 2026. Until the date on which all payments and all obligations under the Oramed Note have been paid in full in cash, the options will not be or become exercisable, eligible for exchange, redemption or repurchase, eligible to participate in any dividends or distributions (including the proceeds of any corporate transaction) or have any voting rights in respect of, among other things, the Company or any of its respective current and future subsidiaries, successors and assigns.
(3)

Represents 8,203,125 shares issuable upon exercise of options exercisable within 60 days of April 17, 2026. Until the date on which all payments and all obligations under the Oramed Note have been paid in full in cash, the options will not be or become exercisable, eligible for exchange, redemption or repurchase, eligible to participate in any dividends or distributions (including the proceeds of any corporate transaction) or have any voting rights in respect of, among other things, the Company or any of its respective current and future subsidiaries, successors and assigns.

(4)

Represents 1,093,750 shares issuable upon exercise of options exercisable within 60 days of April 17, 2026. Until the date on which all payments and all obligations under the Oramed Note have been paid in full in cash, the options will not be or become exercisable, eligible for exchange, redemption or repurchase, eligible to participate in any dividends or distributions (including the proceeds of any corporate transaction) or have any voting rights in respect of, among other things, the Company or any of its respective current and future subsidiaries, successors and assigns.

(5)

Represents 500,000 shares held directly, 181,804,849 shares held by Scilex, Inc., a wholly owned subsidiary of Scilex, with whom it shares voting and investment control, and 6,250,000 shares held by Scilex Bio, Inc., a majority owned subsidiary of Scilex, with whom it shares voting and investment control.

(6)

Represents (i) 554,849 shares of Common Stock purchased from Scilex and (ii) 11,945,151 shares of Common Stock purchased from Scilex, Inc. Biconomy’s address is 1st Floor, Ellen Skelton Building, 3076 Sir Francis Drake’s Highway, Road Town, Tortola, VG1110, British Virgin Islands.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a summary of transactions since January 1, 2023 and any currently proposed transactions to which the Company or Legacy Semnur was or is to be a participant in which the amount involved exceeded or will exceed $120,000 or one percent of the average of the Company’s total assets as of December 31, 2025 and December 31, 2024, and in which any of the Company’s or Legacy Semnur’s directors, executive officers or, to the Company’s or Legacy Semnur’s knowledge, beneficial owners of more than 5% of the Company’s or Legacy Semnur’s capital stock, or their immediate family members have had or will have a direct or indirect material interest, other than compensation and other arrangements that are described under the sections of this Proxy Statement titled “Executive Compensation” and “Non-Employee Director Compensation.”

Our Relationship with Scilex

Prior to the Business Combination, Legacy Semnur was a majority owned subsidiary of Scilex. Following the closing of the Business Combination, Scilex (together with certain of its subsidiaries) continues to beneficially own a significant percentage of our outstanding Common Stock. In connection with the Business Combination, Legacy Semnur and Scilex entered into certain agreements that relate to Legacy Semnur’s relationship with Scilex prior to the Business Combination and provides a framework for our ongoing relationship with Scilex.

On September 22, 2025, we entered into a transition services agreement with Scilex. Pursuant to this transition services agreement, Scilex agreed to provide, directly or indirectly, certain administrative, financial, legal, tax, insurance, facility, information technology and other services to Semnur. The total cost of services provided to Semnur shall not exceed $2.0 million per year, for a period of three years, unless terminated by either Scilex or Semnur.

Sponsor Support Agreement

Concurrently with the execution of the Merger Agreement, on August 30, 2024, Denali Capital Global Investments LLC (the “Sponsor”) and each of Denali’s directors and executive officers entered into a Sponsor Support Agreement with Denali and Semnur, pursuant to which the Sponsor and each of Denali’s directors and executive officers has agreed to, among other things: (i) vote in favor of the Parent Shareholder Approval Matters (as defined in the Merger Agreement) and in favor of any proposal in respect of an Extension Amendment (as defined in the Merger Agreement); (ii) vote against (or otherwise withhold written consent of, as applicable) any “Business Combination” (as such term is defined in Denali’s organizational documents) or any proposal relating thereto (in each case, other than as contemplated by the Merger Agreement); (iii) vote against (or otherwise withhold written consent of, as applicable) any merger agreement or merger, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Denali (other than the Merger Agreement and the transactions contemplated thereby); (iv) vote against (or otherwise withhold written consent of, as applicable) any change in the business, management or board of directors of Denali (other than in connection with the Merger Agreement and the transactions contemplated thereby); and (v) vote against (or otherwise withhold written consent of, as applicable) any proposal, action or agreement that would (a) impede, frustrate, prevent or nullify any provision of the Sponsor Support Agreement or the Merger Agreement or any of the transactions contemplated thereby, (b) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of Denali or Merger Sub under the Merger Agreement, (c) result in any of the conditions set forth in Article VIII of the Merger Agreement not being fulfilled or (d) change in any manner the dividend policy or capitalization of, including the voting rights of any class of capital stock of, Denali. Under the terms of the Sponsor Support Agreement, the Sponsor also agreed to certain standstill provisions with respect to the ordinary shares and other equity securities of Denali held by the Sponsor.

Company Stockholder Support Agreement

Concurrently with the execution of the Merger Agreement, the Company, Legacy Semnur and Scilex (as the sole stockholder of Semnur) entered into a company stockhoder support agreement (the “Stockholder Support

Agreement”), pursuant to which Scilex agreed to, among other things: (i) appear at any meeting of Semnur’s stockholders related to the transactions contemplated by the Merger Agreement, or otherwise cause its shares of Legacy Semnur common stock to be counted as present thereat for the purpose of establishing a quorum; (ii) vote (or execute and return an action by written consent), or cause to be voted at any such meeting of Legacy Semnur’s stockholders (or validly execute and return and cause such consent to be granted with respect to), all of its shares of Legacy Semnur common stock in favor of the Merger Agreement and the Business Combination; (iii) authorize and approve any amendment to Legacy Semnur’s certificate of incorporation or bylaws that is deemed necessary or advisable by Legacy Semnur for purposes of effecting the Business Combination; and (iv) vote (or execute and return an action by written consent), or cause to be voted at any such meeting of Legacy Semnur’s stockholders (or validly execute and return and cause such consent to be granted with respect to), all of its shares of Legacy Semnur common stock against any other action that would reasonably be expected to (a) impede, interfere with, frustrate, delay, postpone or adversely affect the Business Combination, (b) result in a breach of any covenant, representation or warranty or other obligation or agreement of Semnur under the Merger Agreement or (c) result in a breach of any covenant, representation or warranty or other obligation or agreement of Scilex contained in the Stockholder Support Agreement.

Sponsor Interest Purchase Agreement

In connection with the execution and delivery of the Merger Agreement, the Sponsor and Scilex entered into the Sponsor Interest Purchase Agreement, dated as of August 30, 2024 (the “SIPA”). Pursuant to the SIPA, Scilex purchased 500,000 Denali Class B ordinary shares (the “Purchased Interests”), of Denali that were held by the Sponsor. The aggregate consideration for the purchase and sale of the Purchased Interests is as follows: (i) $2,000,000 (the “Cash Consideration”), and (ii) 300,000 shares of common stock of Scilex (which number of shares was adjusted to 8,571 shares to reflect the reverse stock split of Scilex common stock that was effected on April 15, 2025) (such number of shares, as adjusted the “Sponsor SIPA Shares”). Pursuant to the SIPA, Scilex paid the Cash Consideration and agreed to issue the Scilex Shares to the Sponsor contingent upon and following the occurrence of the time at which the Business Combination became effective (the “Effective Time”). The Purchased Interests converted automatically, on a one-for-one basis, into shares of Common Stock at the effective time of the change of the domicile of Denali pursuant to a transfer by way of continuation of an exempted company out of the Cayman Islands and a domestication into the State of Delaware as a corporation, and the de-registration of Denali in the Cayman Islands (the “Domestication”) pursuant to the terms of the Merger Agreement. On September 22, 2025, the requirement to deliver the Scilex Shares was discharged pursuant to that certain Satisfaction and Discharge Agreement.

Sponsor Promissory Notes

On April 11, 2023, Denali issued a convertible promissory note to the Sponsor in the total principal amount of $2,000,000 (the “Sponsor Convertible Promissory Note”) with an initial principal balance of $412,500 (the “Initial Principal Amount”), with the remaining $412,500 drawable at Denali’s request prior to the maturity of the Sponsor Convertible Promissory Note. The Sponsor Convertible Promissory Note bears an interest equivalent to the lowest short-term applicable federal rate and was to mature upon the earlier of (i) the closing of Denali’s initial business combination and (ii) the date of the liquidation of Denali (the “Sponsor Convertible Promissory Note Maturity Date”). Upon the consummation of the Business Combination, the Sponsor Convertible Promissory Note was convertible, at the option of the Sponsor, into additional Denali Class A ordinary shares, at a conversion price of $10.00 per share (the “Conversion Shares”).

On July 18, 2023, the Sponsor lent another $80,000 to Denali, resulting in the principal amount of the Sponsor Convertible Promissory Note being increased to $492,500.

On October 12, 2023, the Sponsor lent another $150,000 to Denali, resulting in the principal amount of the Sponsor Convertible Promissory Note being increased to $642,500.

On December 29, 2023, Denali and the Sponsor agreed that, in addition to the Initial Principal Amount, Denali may request an additional aggregate amount of up to $157,500, which may be drawn down in one or more tranches at any time prior to the Sponsor Convertible Promissory Note Maturity Date, raising the total limit up to $1,000,000. On April 2, 2024, Denali and Sponsor agreed that, in addition to the Initial Principal Amount, Denali may request an additional aggregate amount of up to $186,800, which may be drawn down in one or more tranches at any time prior to the maturity date, raising the total limit up to $1,200,000. On January 27, 2025, Denali and Sponsor agreed that, in addition to the Initial Principal Amount, Denali may request an additional aggregate amount of up to $591,800, which may be drawn down in one or more tranches at any time prior to the maturity date, raising the total limit up to $2,000,000. As of March 31, 2025, there was an amount of $1,523,237 outstanding under Working Capital Loans in the form of (i) the Sponsor Convertible Promissory Note and (ii) the convertible promissory note, dated July 10, 2024, by and between Denali and the Sponsor in the total principal amount of $180,000, which bore no interest and was previously convertible in whole or in part into additional Denali Class A ordinary shares at a conversion price of $10.00 per ordinary share (the “Sponsor Extension Convertible Promissory Note”) issued to the Sponsor ((i) and (ii) together, the “Working Capital Loans”).

On July 10, 2024, Denali issued a convertible promissory note in the total principal amount of up to $180,000 to the Sponsor. The Sponsor Extension Convertible Promissory Note was issued with an initial principal balance of $15,037, with the remaining $164,963 drawable at Denali’s request and upon the consent of the Sponsor prior to the maturity of the Sponsor Extension Convertible Promissory Note. The Sponsor Extension Convertible Promissory Note matured upon the effective date of the consummation of Denali’s initial business combination.

Amended and Restated Registration Rights Agreement

Concurrent with the consummation of the Business Combination, Denali and Scilex entered into the Registration Rights Agreement with the other stockholders named therein. The Registration Rights Agreement governs, among other things, the registration of certain shares of Common Stock for resale and is effective as of the closing of the Business Combination, and includes certain customary demand and “piggy-back” registration rights with respect to shares of Common Stock held by the parties thereto.

Stockholder Agreement with Scilex

On August 30, 2024, Denali entered into a stockholder agreement with Scilex (the “Stockholder Agreement”). Pursuant to the terms of the Stockholder Agreement (and subject to certain rights of Oramed), from and after the Effective Time, and for so long as Scilex beneficially owns any shares of Series A Preferred Stock, among other things, (i) Scilex shall have the right, but not the obligation, to designate director(s) to be nominated, elected or appointed to our Board (each, a “Stockholder Designee” and collectively, the “Stockholder Designees”), regardless of (a) whether such Stockholder Designee is to be elected to the Board at a meeting of stockholders called for the purpose of electing directors (or by consent in lieu of meeting) or appointed by the Board in order to fill any vacancy created by the departure of any director or increase in the authorized number of members of the Board or (b) the size of the Board and (ii) Semnur will be required to take all actions reasonably necessary, and not otherwise prohibited by applicable law, to cause each Stockholder Designee to be so nominated, elected or appointed to the Board as more fully described in the Stockholder Agreement. Scilex will also have the right to designate a replacement director for any Stockholder Designee that has been removed from the Board and the right to appoint a representative of Scilex to attend all meetings of the committees of the Board.

The Stockholder Agreement also provides that following the closing of the Business Combination, Semnur shall not, and shall cause its subsidiaries not to, among others, without the prior written consent of Scilex: (i) amend, alter, modify or repeal (whether by merger, consolidation, by operation of law or otherwise) any provisions of the Certificate of Incorporation (including the Certificate of Designations) or the Bylaws that increase or decrease the authorized number of directors constituting the Board; (ii) take any action that would have the effect of increasing or decreasing the number of directors constituting the Board; (iii) amend, alter, modify or repeal (whether by merger, consolidation, reclassification, by operation of law or otherwise) any provisions of the respective charters (and any related organizational documents) of any of the committees of the Board; (iv) file any voluntary petition under any applicable federal or state bankruptcy or insolvency law on behalf of Semnur or any of its subsidiaries; (v) (A) incur or permit any of Semnur’s subsidiaries to incur any indebtedness in an aggregate principal amount in excess of $10,000,000 (with “principal amount” for purposes of this definition to include undrawn committed or available amounts) or (B) enter into, modify, amend or renew (or permit any of its subsidiaries to enter into, modify, amend or renew) any contract or other agreement in respect of indebtedness in an aggregate principal amount in excess of $10,000,000 (with “principal amount” for purposes of this definition to include undrawn committed or available amounts); (vi) consummate or otherwise enter into any other contract or agreement to effect any change of control, joint venture or corporate reorganization by Semnur or any of its subsidiaries; (vii) declare or pay any dividend or distribution on Common Stock, other Junior Security (as defined in the Stockholder Agreement) or Parity Security (as defined in the Stockholder Agreement); or (viii) purchase, redeem or otherwise acquire for consideration by Semnur, directly or indirectly, any Common Stock, other Junior Security or Parity Security (except as necessary to effect (A) a reclassification of any Junior Security for or into other Junior Securities, (B) a reclassification of any Parity Security for or into other Parity Securities with the same or lesser aggregate liquidation preference, (C) a reclassification of any Parity Security into a Junior Security, (D) the exchange or conversion of any Junior Security for or into another Junior Security, (E) the exchange or conversion of any Parity Security for or into another Parity Security with the same or lesser per share liquidation amount, (F) the exchange or conversion of any Parity Security for or into any Junior Security or (G) the settlement of incentive equity awards (including any applicable withholdings and the net exercise of options) in accordance with the terms thereof). The Series A Preferred Stock ranks (i) senior to all Common Stock and to the Junior Securities; and (ii) on parity with the Parity Securities.

In addition, the Stockholder Agreement provides that Semnur will be prohibited from taking certain actions without the consent of Oramed (but only until the Release Date (as defined in the Stockholder Agreement)). The actions that require Oramed’s consent include, among other things, (i) amending certain agreements, including the Stockholder Agreement, the Merger Agreement, the Certificate of Incorporation, the Bylaws, the 2024 Stock Option Plan, the Stockholder Support Agreement, and that certain Contribution and Satisfaction of Indebtedness Agreement, dated as of August 30, 2024, by and between Semnur and Scilex (the “Debt Exchange Agreement”), in each case that adversely affect the rights of capital stock held by Scilex in Semnur, (ii) approving of the issuance of capital stock of Semnur that would result in Scilex holding less than 55% of the outstanding shares or voting power of Semnur, (iii) forming any subsidiary that is not wholly owned and controlled by Semnur, (iv) permitting any option grants to Scilex Insiders (as defined therein) pursuant to the 2024 Stock Option Plan prior to the execution of the Merger Agreement to be exercisable or (v) permitting certain compensation payments to Scilex Insiders (as defined therein).

The Stockholder Agreement will terminate and be of no further force and effect upon the earlier of (i) termination of the Merger Agreement in accordance with its terms, (ii) mutual written agreement of the parties thereto and (iii) following the issuance of the Series A Preferred Stock to Scilex pursuant to the Merger Agreement, the date upon which Scilex (together with its affiliates, subsidiaries, successors and assigns (other than the Company and its subsidiaries)) ceases to own any shares of Series A Preferred Stock.

Debt Exchange Agreement and Related Matters

Concurrently with the execution of the Merger Agreement, on August 30, 2024, Scilex and Semnur entered into the Debt Exchange Agreement with respect to certain amounts owed to Scilex by the Company, including accrued and unpaid interest thereon, if any, which amount may be updated pursuant to the terms thereof, for certain loans and other amounts provided by Scilex to the Company prior to the closing of the Business Combination (the “Outstanding Indebtedness”).

Pursuant to the Debt Exchange Agreement, Scilex agreed to contribute the Outstanding Indebtedness (as set forth in the Debt Exchange Agreement) to Semnur in exchange for the issuance by Semnur to Scilex of shares that are equal to (a) the sum of the aggregate amount of the Outstanding Indebtedness and the amount that is equal to

10% of such aggregate amount of the Outstanding Indebtedness divided by (b) $11.00 (rounded up to the nearest whole share) (the “Exchange Shares”). Further, pursuant to the Debt Exchange Agreement, prior to the Contribution, Semnur agreed to file, with the Secretary of State of the State of Delaware, a certificate of designations, in the form agreed in the Debt Exchange Agreement, to set forth the designations, powers, rights and preferences and qualifications, limitations and restrictions of the Series A Preferred Stock. Upon the occurrence of the Contribution and issuance of the shares of Series A Preferred Stock to Scilex, the Outstanding Indebtedness of Semnur owed to Scilex shall be extinguished in its entirety and shall be of no further force or effect and shall be deemed paid and satisfied in full and irrevocably and automatically discharged, terminated and released.

As of the date of the Business Combination, the aggregate outstanding amount was $54,236,058.00. The aggregate number of shares of Series A Preferred Stock issued to Scilex prior to the Effective Time pursuant to the Debt Exchange Agreement was 5,423,606 shares. At the Effective Time, such shares were exchanged for 5,423,606 shares of Series A Preferred Stock and 542,361 shares of Common Stock.

Oramed Note

On September 21, 2023, Scilex entered into, and consummated the transactions contemplated by, that certain Securities Purchase Agreement (the “Scilex-Oramed SPA”) with Oramed, pursuant to which, among other things, Scilex issued to Oramed the Oramed Note. The Oramed Note’s initial maturity date was March 21, 2025. It is payable in six principal installments, with the first installment of $5,000,000 payable on December 21, 2023, the second installment in the principal amount of $15,000,000 payable on March 21, 2024, the next three installments each in the principal amount of $20,000,000 payable on each of June 21, 2024, September 21, 2024 and December 21, 2024 and the last installment in the entire remaining principal balance of the Oramed Note payable on March 21, 2025. Interest under the Oramed Note accrues at a fluctuating per annum interest rate equal to the sum of (1) greater of (x) 4% and (y) Term SOFR (as defined in the Oramed Note) and (2) 8.5%, payable in-kind on a monthly basis. Pursuant to the Oramed Note, if the outstanding principal has not been fully repaid by March 21, 2024, an exit fee of approximately $3.1 million would become due upon repayment. Upon the occurrence and during the continuance of an event of default under the Oramed Note, holders of more than 50% of the aggregate unpaid principal amount of the Oramed Notes may elect to accrue interest at a default rate equal to the lesser of (i) Term SOFR plus 15% or (ii) the maximum rate permitted under applicable law. Voluntary prepayments made before the one-year anniversary of the closing date of the Scilex-Oramed SPA must include a make-whole amount equal to 50% of the additional interest that would accrue on the principal amount so prepaid from the date of such prepayment through and including the maturity date. If the Oramed Note is accelerated upon an event of default, repayment is required at a mandatory default rate of 125% of the principal amount (together with 100% of accrued and unpaid interest thereon and all other amounts due in respect of the Oramed Note). The Oramed Note contains mandatory prepayment provisions requiring use of 70% of net cash proceeds from any Cash Sweep Financing (as defined in the Oramed Note) or advances under the ELOCs (as defined in the Oramed Note) to prepay the outstanding principal after the earlier of April 1, 2024 or full repayment of Acceptable Indebtedness (as defined in the Oramed Note).

The Oramed Note contains affirmative and negative covenants binding on Scilex and its subsidiaries, which includes Semnur, which restrict, among other things, Scilex and its subsidiaries (including Semnur), from incurring indebtedness or liens, amending charter and organizational documents, repaying or repurchasing stock, repaying, repurchasing, or acquiring indebtedness, paying or declaring cash dividends, assigning, selling, transferring or otherwise disposing of assets, making or holding investments, entering into transactions with affiliates, and entering into settlement agreements, in each case as more fully set forth in, and subject to certain qualifications, exceptions, and “baskets” set forth in the Oramed Note. As of December 31, 2024, the outstanding principal amount, as well as the accrued interest and fees, of the Oramed Note was $24,955,634, with the remaining amount due on March 21, 2025, which maturity date was extended to December 31, 2025 pursuant to an amendment letter Scilex entered into with Oramed, dated as of January 21, 2025.

On September 21, 2023, in connection with the Scilex-Oramed SPA, Scilex and each of its subsidiaries, including the Company (collectively, the “Guarantors”), entered into a subsidiary guarantee (as amended, the “Subsidiary Guarantee”) with Oramed and Acquiom Agency Services LLC, as the collateral agent (the “Agent”) for Oramed (together with its successors and permitted assigns, the “Holder”), pursuant to which, the Guarantors have agreed to guarantee and act as surety for payment of the Oramed Note and any additional notes issued by Scilex after the closing date of the transactions contemplated by the Scilex-Oramed SPA in full or partial substitution of the Oramed Note (the “Additional Notes”).

On September 21, 2023, Scilex and the Guarantors entered into a security agreement (the “Security Agreement”) with the Holder and the Agent, pursuant to which Scilex and the Guarantors granted to the Agent (on behalf of and for the benefit of the holders of the Oramed Note and any Additional Notes) a security interest in all or substantially all of Scilex’s and each Guarantor’s property, respectively, to secure the prompt payment, performance and discharge in full of all of Scilex’s obligations under the Oramed Note and Additional Notes and the Guarantors’ obligations under the Subsidiary Guarantee, subject to certain customary limitations. The Security Agreement contains certain customary representations, warranties and covenants regarding the collateral thereunder, in each case as more fully set forth in the Security Agreement.

In October 2024, Scilex and Oramed agreed, among other things, that from and after the consummation of the Business Combination, neither Semnur nor Denali shall be required to guarantee or otherwise grant security for any Transaction Documents (as defined in the Scilex-Oramed SPA, and including the Scilex-Oramed SPA, the Security Agreement and the Subsidiary Guarantee). Scilex and Oramed further agreed that on the date of the closing of the Business Combination, all security interests and liens with respect to the assets and property of Semnur granted or created under the Transaction Documents shall be deemed to be released, discharged and terminated. As of the date of this filing, Semnur is not a Guarantor under the Subsidiary Guarantee and the Security Agreement.

Satisfaction and Discharge Agreement with Scilex and Sponsor

On April 11, 2023, Denali issued the Sponsor Convertible Promissory Note, as amended, to the Sponsor. Pursuant to the Sponsor Convertible Promissory Note, upon consummation of the Business Combination, Denali was obligated to pay the Sponsor $1,806,366.78, comprised of the outstanding principal amount of the Sponsor Convertible Promissory Note and accrued but unpaid interest (the “Sponsor Outstanding Balance”).

Also as previously disclosed, on August 30, 2024, Scilex and the Sponsor entered into the SIPA, pursuant to which Scilex agreed to purchase certain shares of Denali that were held by the Sponsor for $2,000,000 and 300,000 shares of common stock of Scilex with such cash consideration being paid on the date of entry into the SIPA and the Sponsor SIPA Shares to be delivered to Sponsor upon consummation of the Business Combination).

Additionally, prior to the closing of the Business Combination, Scilex had advanced $69,973 to the Sponsor (the “Cash Advance”).

On September 22, 2025, Denali, Sponsor and Scilex entered a Satisfaction and Discharge of Indebtedness Agreement (the “Sponsor Agreement”), pursuant to which the parties agreed that the repayment of the Cash Advance was settled as a net reduction in the payments owed to Sponsor by Semnur on the date of the closing of the Business Combination. On such date, the Sponsor received $1,143,959.16 in cash (representing a $1,000,000 payment toward the Sponsor Outstanding Balance and a $213,932.16 payment in lieu of the Sponsor SIPA Shares, net of the repayment of the Cash Advance) and a promissory note issued by Semnur in the amount of $806,366.78 (the “Sponsor Note”). The Sponsor Note shall be payable in six monthly installments of approximately $134,394.46 beginning on October 1, 2025. Notwithstanding the foregoing payment schedule, the balance due on such note (less any payments previously made to the holder thereunder) shall be accelerated and become immediately due and payable in the event the Company receives gross proceeds from any equity or debt financing (including any private placement offering or registered offering), in an amount equal to or greater than the then-outstanding principal of such note plus any accrued but unpaid interest due thereon. In addition, in the case of an event of default, Sponsor Note shall bear interest at a rate of 10% per annum until such event of default is cured. The Sponsor Note shall become immediately due and payable (in accordance with the terms thereof), upon the Company’s failure to make payments thereunder when due (subject to a 14-day cure period) or certain other actions related to voluntary or involuntary bankruptcy proceedings (as more fully described therein).

Executive Officer and Director Compensation

Please see the sections titled “Executive Compensation” and “Non-Employee Director Compensation” for information regarding the compensation of our executive officers and non-employee directors.

Employment Agreements

We have entered into employment agreements with our named executive officers that, among other things, provide for certain compensatory and change in control benefits, as well as severance benefits. For descriptions of such agreements, see the section titled “Executive Compensation.”

Limitation of Liability and Indemnification of Officers and Directors

Please see the section titled “Board of Directors and Corporate Governance - Limitation of Liability and Indemnification of Directors and Officers” for information regarding our arrangements to provide indemnification to our officers and directors.

Related Person Transaction Policy

We have adopted a written related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities and any of their respective immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if audit committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our code of conduct and ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee, or other independent body of our Board, will take into account the relevant available facts and circumstances including, but not limited to:

•	the risks, costs and benefits to us;

•	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•	the availability of other sources for comparable services or products; and

•	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of our discretion.

CHANGE OF CONTROL OF LEGACY SEMNUR

Reference is made to the disclosure in Denali’s definitive proxy statement/prospectus dated August 12, 2025 included in Denali’s Registration Statement on Form S-4 (File No. 333-283019), filed with the SEC on August 12, 2025, as amended, in the section titled “The Merger Agreement,” beginning on page 219 thereof, which is incorporated herein by reference. Further reference is made to the information set forth under “Introductory Note” in our Current Report on Form 8-K dated September 22, 2025 (File No. 001-41351), filed with the SEC on September 26, 2025, and in the section titled “Form 10 Information — Security Ownership of Certain Beneficial Owners and Management” within Item 2.01 in our aforementioned Current Report on Form 8-K, which is incorporated herein by reference.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, please notify your broker, notify our Corporate Secretary at (650) 516-4310 or send a written request to: Corporate Secretary at Semnur Pharmaceuticals, Inc., 960 San Antonio Road, Palo Alto, CA 94303. Stockholders who currently receive multiple copies of proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

/s/ Henry Ji, Ph.D.
Henry Ji, Ph.D.
Chief Executive Officer, President and Executive Chairperson
Palo Alto, CA
April 30, 2026

ANNEX A

Semnur Pharmaceuticals, Inc. 2025 Equity Incentive Plan

Final Form

SEMNUR PHARMACEUTICALS, INC.

2025 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: NOVEMBER 17, 2025

APPROVED BY THE STOCKHOLDERS: _______________

EFFECTIVE DATE: _______________

1. GENERAL.

(a) Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

(b) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.

(c) Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.

2. SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to adjustment in accordance with Section 2(c), any adjustments as necessary to implement any Capitalization Adjustments, and any adjustments as a result of the following sentence regarding the automatic increase, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 45,948,195 shares plus a number of shares of Common Stock equal to the number of Returning Shares, if any, as such shares become available from time to time. In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on January 1 of each year for a period of ten years commencing on January 1, 2027 and ending on (and including) January 1, 2036, in an amount equal to the lesser of (i) 5% of the total number of shares of Common Stock outstanding on December 31 of the preceding year, (ii) 22,974,097 shares of Common Stock, and (iii) such number of shares of Common Stock determined by the Board or the Compensation Committee prior to January 1st of a given year.

(b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 137,844,585 shares.

(c) Share Reserve Operation.

(i) Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(ii) Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued, (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock), (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award. For the avoidance of doubt, with respect to a SAR, only shares of Common Stock which are issued upon settlement of the SAR shall count towards reducing the number of shares available for issuance under the Plan.

(iii) Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.

3. ELIGIBILITY AND LIMITATIONS.

(a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.

(b) Specific Award Limitations.

(i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

(ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.

(iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.

(c) Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).

(d) Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, in each case following the Effective Date, to any individual for service as a Non-Employee Director with respect to any fiscal year, including Awards granted and cash fees paid by the Company to such Non-Employee Director for his or her service as a Non-Employee Director, will not exceed $5,000,000 in total value, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

4. OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a) Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.

(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

(i) by cash or check, bank draft or money order payable to the Company;

(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the U.S. Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate and

(5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

(v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.

(d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

(e) Transferability. Options and SARs may not be transferred to third-party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:

(i) Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable U.S. state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.

(f) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.

(g) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award. If a Participant is suspended pending investigation of whether his or her Continuous Service shall be terminated for Cause, the Participant’s rights to exercise an Option or SAR shall be suspended during the investigation period.

(h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):

(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;

(iii) 18 months following the date of such termination if such termination is due to the Participant’s death; or

(iv) 18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

(i) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, or (iii) the Board has suspended exercisability under Section 4(g), then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

(j) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

(k) Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.

5. AWARDS OTHER THAN OPTIONS AND STOCK APPRECIATION RIGHTS.

(a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i) Form of Award.

(1) RSAs: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.

(2) RSUs: A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

(ii) Consideration.

(1) RSA: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration as the Board may determine and permissible under Applicable Law.

(2) RSU: Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.

(iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.

(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award; provided, however, that if the Company has a contingent contractual obligation to provide for accelerated vesting of a Participant’s Restricted Stock Award or RSU Award after termination of the Participant’s Continuous Service, the unvested portion of such Award subject to potential acceleration shall remain outstanding until the maximum contractual time for determining whether such contingency will occur, and terminate at such time if the contingency has not then occurred.

(v) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement).

(vi) Settlement of RSU Awards. A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

(b) Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

(c) Other Awards. Other Awards may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.

6. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a), (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b), and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.

(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction except as set forth in Section 11, and unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.

(i) Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.

(ii) Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction.

(iii) Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

(d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

7. ADMINISTRATION.

(a) Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time: (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

(v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.

(vi) To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vii) To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(viii) To submit any amendment to the Plan for stockholder approval.

(ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, (1) the Board shall not, without stockholder approval, reduce the exercise or strike price of an Option or SAR (other than in connection with a Capitalization Adjustment) and, at any time when the exercise or strike price of an Option or SAR is above the Fair Market Value of a share of Common Stock, the Board shall not, without stockholder approval, cancel and re-grant or exchange such Option or SAR for a new Award with a lower (or no) purchase price or for cash, and (2) a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing.

(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are non-U.S. nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant non-U.S. jurisdiction).

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with the Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act, and, thereafter, any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(e) Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.

8. TAX WITHHOLDING

(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for (including), any sums required to satisfy any U.S. and/or non-U.S. federal, state, or local tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. and/or non-U.S. federal, state or local tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the U.S. Federal Reserve Board or (vi) by such other method as may be set forth in the Award Agreement.

(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law, the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the U.S. Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the U.S. Internal Revenue Service.

(d) Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.

9. MISCELLANEOUS.

(a) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(b) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(d) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.

(e) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the U.S. state or non-U.S. jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

(f) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(g) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

(h) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(i) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

(j) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.

(k) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.

(l) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

(m) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.

(n) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(o) Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.

10. COVENANTS OF THE COMPANY.

(a) Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

11. ADDITIONAL RULES FOR AWARDS SUBJECT TO SECTION 409A.

(a) Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.

(b) Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.

(i) If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.

(ii) If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iii) If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).

(c) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.

(i) Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:

(1) If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.

(2) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not

occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.

(ii) Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.

(1) In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.

(2) If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.

(3) The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.

(d) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.

(i) If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.

(ii) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the

Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.

(e) If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:

(i) Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.

(ii) The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).

(iii) To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provide that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iv) The provisions in this subsection (e) for delivery of the shares in respect of the settlement of a RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.

12. SEVERABILITY.

If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

13. TERMINATION OF THE PLAN.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

14. DEFINITIONS.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

(a) “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.

(b) “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.

(c) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(d) “Applicable Law” means the Code and any applicable U.S. or non-U.S. securities, federal, state, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange or the Financial Industry Regulatory Authority).

(e) “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award).

(f) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided to a Participant along with the Grant Notice.

(g) “Board” means the board of directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.

(h) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(i) “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or intentional falsification of any Company or Affiliate documents or records; (ii) the Participant’s material failure to abide by the Company’s Code of Business Conduct and Ethics or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct and policies of any Affiliate, as applicable); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the

Company or any of its Affiliates (including, without limitation, the Participant’s improper use or disclosure of Company or Affiliate confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on the Company’s or its Affiliate’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from the Company (or its Affiliate, as applicable) of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment or service agreement between the Participant and the Company (or its Affiliate, as applicable), which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with the Company (or its Affiliate, as applicable). The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer or his or her designee with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(j) “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, also constitutes a Section 409A Change in Control:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation;

(iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(k) “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(l) “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.

(m) “Common Stock” means the common stock of the Company.

(n) “Company” means Semnur Pharmaceuticals, Inc., a Delaware corporation, and any successor corporation thereto.

(o) “Compensation Committee” means the Compensation Committee of the Board.

(p) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(q) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under U.S. Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(r) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(s) “Director” means a member of the Board.

(t) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.

(u) “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(v) “Effective Date” means the date on which the Plan is approved by the stockholders of the Company.

(w) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(x) “Employer” means the Company or the Affiliate that employs the Participant.

(y) “Entity” means a corporation, partnership, limited liability company or other entity.

(z) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(aa) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(bb) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows: (i) if the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable; (ii) if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists; or (iii) in the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(cc) “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) U.S. or non-U.S. federal, state, local, municipal, or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

(dd) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

(ee) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(ff) “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised, (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.

(gg) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(hh) “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company or (ii) the terms of any Non-Exempt Severance Agreement.

(ii) “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.

(jj) “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder)) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.

(kk) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.

(ll) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(mm) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(nn) “Option Agreement” means a written agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.

(oo) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(pp) “Other Award” means an award valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) that is not an Incentive Stock Options, Nonstatutory Stock Option, SAR, Restricted Stock Award, RSU Award or Performance Award.

(qq) “Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.

(rr) “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ss) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(tt) “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

(uu) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; pre-clinical development related compound goals; financing; regulatory milestones, including approval of a compound; stockholder liquidity; corporate governance and compliance; product commercialization; intellectual property; personnel matters; progress of internal research or clinical programs; progress of partnered programs; partner satisfaction; budget management; clinical achievements; completing phases of a clinical study (including the treatment phase); announcing or presenting preliminary or final data from clinical studies; in each case, whether on particular timelines or generally; timely completion of clinical trials; submission of INDs and NDAs and other regulatory achievements; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; research progress, including the development of programs; investor relations, analysts and communication; manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of active pharmaceutical ingredients and other component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee.

(vv) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.

(ww) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(xx) “Plan” means this Semnur Pharmaceuticals, Inc. 2025 Equity Incentive Plan, as amended from time to time.

(yy) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day-to-day operations of the Plan and the Company’s other equity incentive programs.

(zz) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).

(aaa) “Prior Plan” means the Company’s 2024 Stock Option Plan.

(bbb) “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock granted pursuant to the terms and conditions of Section 5(a).

(ccc) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ddd) “Returning Shares” means shares subject to outstanding stock awards granted under the Prior Plan and that following the Effective Date: (A) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (B) are not issued because such stock award or any portion thereof is settled in cash; (C) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (D) are withheld or reacquired to satisfy the exercise price; or (E) are withheld or reacquired to satisfy a tax withholding obligation.

(eee) “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(fff) “RSU Award Agreement” means a written agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.

(ggg) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(hhh) “Rule 405” means Rule 405 promulgated under the Securities Act.

(iii) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.

(jjj) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(kkk) “Securities Act” means the U.S. Securities Act of 1933, as amended.

(lll) “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).

(mmm) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.

(nnn) “SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.

(ooo) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding Common Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(ppp) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(qqq) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

(rrr) “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.

(sss) “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

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ANNEX B

Semnur Pharmaceuticals, Inc. 2025 Employee Stock Purchase Plan

SEMNUR PHARMACEUTICALS, INC.

2025 EMPLOYEE STOCK PURCHASE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: NOVEMBER 17, 2025

APPROVED BY THE STOCKHOLDERS: _______________

EFFECTIVE DATE: _______________

1. GENERAL; PURPOSE.

(a) The Plan provides a means by which Eligible Employees of the Company and certain Designated Companies may be given an opportunity to purchase shares of Common Stock. The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees under an Employee Stock Purchase Plan. In addition, the Plan permits the Company to grant a series of Purchase Rights to Eligible Employees that do not meet the requirements of an Employee Stock Purchase Plan.

(b) The Plan includes two components: a 423 Component and a Non-423 Component. The Company intends (but makes no undertaking or representation to maintain) the 423 Component to qualify as an Employee Stock Purchase Plan. The provisions of the 423 Component, accordingly, will be construed in a manner that is consistent with the requirements of Section 423 of the Code. Except as otherwise provided in the Plan or determined by the Board, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

(c) The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.

2. ADMINISTRATION.

(a) The Board or the Committee will administer the Plan. References herein to the Board shall be deemed to refer to the Committee except where context dictates otherwise.

(b) The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).

(ii) To designate from time to time (A) which Related Corporations will be eligible to participate in the Plan as Designated 423 Corporations, (B) which Related Corporations or Affiliates will be eligible to participate in the Plan as Designated Non-423 Corporations, or (C) which Designated Companies will participate in each separate Offering (to the extent that the Company makes separate Offerings).

(iii) To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.

(iv) To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.

(v) To suspend or terminate the Plan at any time as provided in Section 12.

(vi) To amend the Plan at any time as provided in Section 12.

(vii) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan with respect to the 423 Component.

(viii) To adopt such rules, procedures and sub-plans as are necessary or appropriate to permit or facilitate participation in the Plan by Employees who are foreign nationals or employed or located outside the United States. Without limiting the generality of, and consistent with, the foregoing, the Board specifically is authorized to adopt rules, procedures, and sub-plans regarding, without limitation, eligibility to participate in the Plan, the definition of eligible “earnings,” handling and making of Contributions, establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of share issuances, any of which may vary according to applicable requirements, and which, if applicable to a Designated Non-423 Corporation, do not have to comply with the requirements of Section 423 of the Code.

(c) The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Further, to the extent not prohibited by Applicable Law, the Board or Committee may, from time to time, delegate some or all of its authority under the Plan to one or more officers of the Company or other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee, the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(d) All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3. SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

(a) Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock that may be issued under the Plan will not exceed 2,297,409 shares of Common Stock, plus the number of shares of Common Stock that are automatically added on January 1st of each year for a period of up to ten years, commencing on January 1, 2027 and ending on (and including) January 1, 2036, in an amount equal to the lesser of (i) 1% of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year, (ii) 2,871,761 shares of Common Stock, and (iii) such number of shares of Common Stock determined by the Board or the Compensation Committee prior to January 1st of a given year. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year to provide that there will be no January 1st increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For the avoidance of doubt, up to the maximum number of shares of Common Stock reserved under this Section 3(a) may be used to satisfy purchases of Common Stock under the 423 Component and any remaining portion of such maximum number of shares may be used to satisfy purchases of Common Stock under the Non-423 Component.

(b) If any Purchase Right granted under the Plan terminates without having been exercised in full, the shares of Common Stock not purchased under such Purchase Right will again become available for issuance under the Plan.

(c) The stock purchasable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.

4. GRANT OF PURCHASE RIGHTS; OFFERING.

(a) The Board may, from time to time, grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate, and, with respect to the 423 Component, will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.

(b) If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in forms delivered to the Company or a third party designated by the Company (each, a “Company Designee”): (i) each form will apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.

(c) The Board will have the discretion to structure an Offering so that if the Fair Market Value of a share of Common Stock on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of a share of Common Stock on the Offering Date for that Offering, then (i) that Offering will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Purchase Period.

5. ELIGIBILITY.

(a) Purchase Rights may be granted only to Employees of the Company or, as the Board may designate in accordance with Section 2(b), to Employees of a Related Corporation or an Affiliate. Except as provided in Section 5(b) or as required by Applicable Law, an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company or the Related Corporation or an Affiliate, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event will the required period of continuous employment be equal to or greater than two years with respect to the 423 Component. In addition, the Board may (unless prohibited by Applicable Law) provide that no Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company, the Related Corporation, or the Affiliate is more than 20 hours per week and more than five months per calendar year or such other criteria as the Board may determine consistent with Section 423 of the Code with respect to the 423 Component. The Board may also exclude from participation in the Plan or any Offering Employees who are “highly compensated employees” (within the meaning of Section 423(b)(4)(D) of the Code) of the Company or a Related Corporation or a subset of such highly compensated employees.

(b) The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right will thereafter be deemed to be a part of that Offering. Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

(i) the date on which such Purchase Right is granted will be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;

(ii) the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of such Offering; and

(iii) the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Purchase Right under that Offering.

(c) With respect to the 423 Component, no Employee will be eligible for the grant of any Purchase Rights if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 5(c), the rules of Section 424(d) of the Code will apply in determining the stock ownership of any Employee, and stock that such Employee may purchase under all outstanding Purchase Rights and options will be treated as stock owned by such Employee.

(d) With respect to the 423 Component, as specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which, when aggregated, exceeds US $25,000 of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.

(e) Officers of the Company and any Designated Company, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may (unless prohibited by Applicable Law) provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code will not be eligible to participate.

(f) Notwithstanding anything in this Section 5 to the contrary, in the case of an Offering under the Non-423 Component, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Board has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practical for any reason.

6. PURCHASE RIGHTS; PURCHASE PRICE.

(a) On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding 15% of such Employee’s earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering.

(b) The Board will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and shares of Common Stock will be purchased in accordance with such Offering.

(c) In connection with each Offering made under the Plan, each Eligible Employee may purchase up to 10,000 shares of Common Stock (or such lesser number of shares determined by the Board prior to the commencement of the Offering) and the Board may specify (i) a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering and/or (iii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the shares of Common Stock (rounded down to the nearest whole share) available will be made in as nearly a uniform manner as will be practicable and equitable.

(d) The purchase price of shares of Common Stock acquired pursuant to Purchase Rights will be not less than the lesser of:

(i) an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the Offering Date; or

(ii) an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.

7. PARTICIPATION; WITHDRAWAL; TERMINATION.

(a) An Eligible Employee may elect to participate in an Offering and authorize payroll deductions as the means of making Contributions by completing and delivering to the Company or a Company Designee, within the time specified in the Offering, an enrollment form provided by the Company or Company Designee. The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Board. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where Applicable Law requires that Contributions be deposited with a third party. If permitted in the Offering, a Participant may begin such Contributions with the first payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering). If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. If required under Applicable Law or if specifically provided in the Offering, in addition to or instead of making Contributions by payroll deductions, a Participant may make Contributions through payment by cash, check or wire transfer prior to a Purchase Date.

(b) During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company or a Company Designee a withdrawal form provided by the Company. The Company may impose a deadline before a Purchase Date for withdrawing. Upon such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute as soon as practicable to such Participant all of his or her accumulated but unused Contributions and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from that Offering will have no effect upon his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.

(c) Unless otherwise required by Applicable Law, Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Employee for any reason or for no reason (subject to any post-employment participation period required by Applicable Law) or (ii) is otherwise no longer eligible to participate. The Company will distribute as soon as practicable to such individual all of his or her accumulated but unused Contributions.

(d) Unless otherwise determined by the Board, a Participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company and a Designated Company or between Designated Companies will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; however, if a Participant transfers from an Offering under the 423 Component to an Offering under the Non-423 Component, the exercise of the Participant’s Purchase Right will be qualified under the 423 Component only to the extent such exercise complies with Section 423 of the Code. If a Participant transfers from an Offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the Purchase Right will remain non-qualified under the Non-423 Component. The Board may establish different and additional rules governing transfers between separate Offerings within the 423 Component and between Offerings under the 423 Component and Offerings under the Non-423 Component.

(e) During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as described in Section 10.

(f) Unless otherwise specified in the Offering or as required by Applicable Law, the Company will have no obligation to pay interest on Contributions.

8. EXERCISE OF PURCHASE RIGHTS.

(a) On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of shares of Common Stock, up to the maximum number of shares of Common Stock permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the Offering.

(b) Unless otherwise provided in the Offering, if any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock on the final Purchase Date of an Offering, then such remaining amount will not roll over to the next Offering and will instead be distributed in full to such Participant after the final Purchase Date of such Offering without interest (unless otherwise required by Applicable Law).

(c) No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable U.S. federal and state, foreign and other securities, exchange control and other laws applicable to the Plan. If on a Purchase Date the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and the Purchase Date will be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than 27 months from the Offering Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in material compliance with all Applicable Laws, as determined by the Company in its sole discretion, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed to the Participants without interest (unless the payment of interest is otherwise required by Applicable Law).

9. COVENANTS OF THE COMPANY.

The Company will seek to obtain from each U.S. federal or state, foreign or other regulatory commission, agency or other Governmental Body having jurisdiction over the Plan such authority as may be required to grant Purchase Rights and issue and sell shares of Common Stock thereunder unless the Company determines, in its sole discretion, that doing so is not practical or would cause the Company to incur costs that are unreasonable. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the

Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Common Stock under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Common Stock upon exercise of such Purchase Rights.

10. DESIGNATION OF BENEFICIARY.

(a) The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any shares of Common Stock and/or Contributions from the Participant’s account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.

(b) If a Participant dies, and in the absence of a valid beneficiary designation, the Company will deliver any shares of Common Stock and/or Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or Contributions, without interest (unless the payment of interest is otherwise required by Applicable Law), to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

11. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; CORPORATE TRANSACTIONS.

(a) In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 3(a), (iii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights and (iv) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Board will make these adjustments, and its determination will be final, binding and conclusive.

(b) In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Corporate Transaction) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then (A) the Participants’ accumulated Contributions will be used to purchase shares of Common Stock (rounded down to the nearest whole share) within ten business days (or such other period specified by the Board) prior to the Corporate Transaction under the outstanding Purchase Rights, and the Purchase Rights will terminate immediately after such purchase, or (B) the Board, in its discretion, may terminate any outstanding Offerings, cancel the outstanding Purchase Rights and refund the Participants’ accumulated Contributions.

12. AMENDMENT, TERMINATION OR SUSPENSION OF THE PLAN.

(a) The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization Adjustments, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by Applicable Law.

(b) The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to facilitate compliance with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the date the Plan is adopted by the Board, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. To be clear, the Board may amend outstanding Purchase Rights without a Participant’s consent if such amendment is necessary to ensure that the Purchase Right and/or the Plan complies with the requirements of Section 423 of the Code with respect to the 423 Component or with respect to other Applicable Laws. Notwithstanding anything in the Plan or any Offering Document to the contrary, the Board will be entitled to: (i) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars; (ii) permit Contributions in excess of the amount designated by a Participant in order to adjust for mistakes in the Company’s processing of properly completed Contribution elections; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Contributions; (iv) amend any outstanding Purchase Rights or clarify any ambiguities regarding the terms of any Offering to enable the Purchase Rights to qualify under and/or comply with Section 423 of the Code with respect to the 423 Component; and (v) establish other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan. The actions of the Board pursuant to this paragraph will not be considered to alter or impair any Purchase Rights granted under an Offering as they are part of the initial terms of each Offering and the Purchase Rights granted under each Offering.

13. TAX QUALIFICATION; TAX WITHHOLDING.

(a) Although the Company may endeavor to (i) qualify a Purchase Right for special tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain special or to avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants.

(b) Each Participant will make arrangements, satisfactory to the Company and any applicable Related Corporation, to enable the Company or the Related Corporation to fulfill any withholding obligation for Tax-Related Items. Without limitation to the foregoing, in the Company’s sole discretion and subject to Applicable Law, such withholding obligation may be satisfied in whole or in part by (i) withholding from the Participant’s salary or any other cash payment due to the Participant from the Company or a Related Corporation; (ii) withholding from the proceeds of the sale of shares of Common Stock acquired under the Plan, either through a voluntary sale or a mandatory sale arranged by the Company; or (iii) any other method deemed acceptable by the Board. The Company shall not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.

14. EFFECTIVE DATE OF PLAN.

The Plan will become effective upon the Effective Date. No Purchase Rights will be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval must be within 12 months before or after the date the Plan is adopted (or if required under Section 12(a) above, materially amended) by the Board.

15. MISCELLANEOUS PROVISIONS.

(a) Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights will constitute general funds of the Company.

(b) A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).

(c) The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering will in any way alter the at will nature of a Participant’s employment or amend a Participant’s employment contract, if applicable, or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation or an Affiliate, or on the part of the Company, a Related Corporation or an Affiliate to continue the employment of a Participant.

(d) The provisions of the Plan will be governed by the laws of the State of Delaware without resort to that state’s conflicts of laws rules.

(e) If any particular provision of the Plan is found to be invalid or otherwise unenforceable, such provision will not affect the other provisions of the Plan, but the Plan will be construed in all respects as if such invalid provision were omitted.

(f) If any provision of the Plan does not comply with Applicable Law, such provision shall be construed in such a manner as to comply with Applicable Law.

16. DEFINITIONS.

As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “423 Component” means the part of the Plan, which excludes the Non-423 Component, pursuant to which Purchase Rights that satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees.

(b) “Affiliate” means any entity, other than a Related Corporation, whether now or subsequently established, which is at the time of determination, a “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c) “Applicable Law” means the Code and any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange or the Financial Industry Regulatory Authority).

(d) “Board” means the board of directors of the Company.

(e) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Purchase Right after the date the Plan is adopted by the Board without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(f) “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(g) “Committee” means a committee of one or more members of the Board to whom authority has been delegated by the Board in accordance with Section 2(c).

(h) “Common Stock” means the common stock of the Company.

(i) “Company” means Semnur Pharmaceuticals, Inc., a Delaware corporation.

(j) “Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.

(k) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its subsidiaries;

(ii) a sale or other disposition of more than 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(l) “Designated 423 Corporation” means any Related Corporation selected by the Board to participate in the 423 Component.

(m) “Designated Company” means any Designated Non-423 Corporation or Designated 423 Corporation, provided, however, that at any given time, a Related Corporation participating in the 423 Component shall not be a Related Corporation participating in the Non-423 Component.

(n) “Designated Non-423 Corporation” means any Related Corporation or Affiliate selected by the Board to participate in the Non-423 Component.

(o) “Director” means a member of the Board.

(p) “Effective Date” means the date as of which the Plan is adopted by the Board and approved by the stockholders of the Company in accordance with Section 14.

(q) “Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

(r) “Employee” means any person, including an Officer or Director, who is “employed” for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation, or solely with respect to the Non-423 Component, an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(s) “Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

(t) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

(u) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in such source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith in compliance with Applicable Laws and regulations and, to the extent applicable as determined in the sole discretion of the Board, in a manner that complies with Section 409A of the Code.

(v) “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or entity and any court or other tribunal, and for the avoidance of doubt, any tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market, the New York Stock Exchange and the Financial Industry Regulatory Authority).

(w) “Non-423 Component” means the part of the Plan, which excludes the 423 Component, pursuant to which Purchase Rights that are not intended to satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees.

(x) “Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Board for that Offering.

(y) “Offering Date” means a date selected by the Board for an Offering to commence.

(z) “Officer” means a person who is an officer of the Company or a Related Corporation within the meaning of Section 16 of the Exchange Act.

(aa) “Participant” means an Eligible Employee who holds an outstanding Purchase Right.

(bb) “Plan” means this Semnur Pharmaceuticals, Inc. 2025 Employee Stock Purchase Plan, as amended from time to time, including both the 423 Component and the Non-423 Component.

(cc) “Purchase Date” means one or more dates during an Offering selected by the Board on which Purchase Rights will be exercised and on which purchases of shares of Common Stock will be carried out in accordance with such Offering.

(dd) “Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.

(ee) “Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.

(ff) “Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(gg) “Securities Act” means the U.S. Securities Act of 1933, as amended.

(hh) “Tax-Related Items” means any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising out of or in relation to a Participant’s participation in the Plan, including, but not limited to, the exercise of a Purchase Right and the receipt of shares of Common Stock or the sale or other disposition of shares of Common Stock acquired under the Plan.

(ii) “Trading Day” means any day on which the exchange(s) or market(s) on which shares of Common Stock are listed, including but not limited to the NYSE, Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or any successors thereto, is open for trading.

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SEMNUR PHARMACEUTICALS, INC. 960 SAN ANTONIO RD PALO ALTO, CA 94303 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 24, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SMNR2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 24, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V95274-P52442 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY SEMNUR PHARMACEUTICALS, INC. The Board of Directors recommends you vote FOR the nominee in Proposal 1 and FOR Proposals 2, 3 and 4. 1. Election of Director Nominee: For Withhold 1a. Jay Chun, M.D., Ph.D. For Against Abstain 2. Proposal to ratify the appointment of Pipara & Co LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. Proposal to approve the Semnur Pharmaceuticals, Inc. 2025 Equity Incentive Plan. 4. Proposal to approve the Semnur Pharmaceuticals, Inc. 2025 Employee Stock Purchase Plan. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof. You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked with the arrow on your proxy card available and follow the instructions. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

You are cordially invited to attend our 2026 Annual Meeting of Stockholders, to be held virtually, via live webcast at www.virtualshareholdermeeting.com/SMNR2026 at 9:00 AM Pacific Time on Thursday, June 25, 2026. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Form 10-K are available at www.proxyvote.com. V95275-P52442 SEMNUR PHARMACEUTICALS, INC. Annual Meeting of Stockholders June 25, 2026 9:00 AM Pacific Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Henry Ji, Ph.D. and Stephen Ma, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock and Series A Preferred Stock of SEMNUR PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM Pacific Time on June 25, 2026, via live webcast at www.virtualshareholdermeeting.com/SMNR2026 and any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted “FOR” the election of the nominee for the Board of Directors listed on the reverse side and “FOR” proposals 2, 3 and 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof. Please note, there will be no physical location for the meeting. To attend the meeting live via the Internet, please go to www.virtualshareholdermeeting.com/SMNR2026 and have your 16-digit control number available to login. This proxy is governed by the laws of the State of Delaware. Continued and to be signed on reverse side